                        SUPPLEMENT DATED FEBRUARY 2, 2004
                  TO THE PROSPECTUS DATED DECEMBER 29, 2003 FOR
                      FEDERAL KEMPER LIFE ASSURANCE COMPANY

--------------------------------------------------------------------------------

    INDIVIDUAL FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS

--------------------------------------------------------------------------------

                       THE ONE\\(R)\\ VARIABLE ANNUITY(SM)

                                    Issued By
                     FKLA VARIABLE ANNUITY SEPARATE ACCOUNT
                                       and
                      FEDERAL KEMPER LIFE ASSURANCE COMPANY

This Supplement amends the section entitled "Federal Kemper Life Assurance Company" under the heading "FKLA, THE SEPARATE ACCOUNT AND THE FUNDS" located on page 11 of The One\\(R)\\ Variable Annuity(SM) Prospectus.

The following new paragraph is added at the end of the section entitled "Federal Kemper Life Assurance Company" under "FKLA, THE SEPARATE ACCOUNT AND THE FUNDS" appearing on page 11 of the Prospectus:

     "On January 14, 2004, J.P. Morgan Chase & Co. and Bank One Corporation announced that they have agreed to merge. Assuming the merger is consummated, the merged company will be known as J.P. Morgan Chase & Co. The merger is subject to the approval of the shareholders of both institutions as well as U.S. federal and state and foreign regulatory authorities. Completion of the transaction is expected to occur in mid-2004."

                                PROSPECTUS FOR
                     FEDERAL KEMPER LIFE ASSURANCE COMPANY
--------------------------------------------------------------------------------
   INDIVIDUAL FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
--------------------------------------------------------------------------------
                        THE ONE(R) VARIABLE ANNUITY/SM/
                                   Issued By
                    FKLA VARIABLE ANNUITY SEPARATE ACCOUNT
                                      and
                     FEDERAL KEMPER LIFE ASSURANCE COMPANY

   This Prospectus describes Flexible Premium Fixed and Variable Deferred Annuity Contracts (the "Contract(s)") offered by Federal Kemper Life Assurance Company ("FKLA"). The Contract is designed to provide annuity benefits for retirement that may or may not qualify for certain federal tax advantages. The Contracts may be purchased by natural persons or by trusts or custodial accounts that hold the Contract as agent for and for the sole benefit of a natural person. The Contract is not available for sale to other types of purchasers without our prior approval.

   You may allocate Purchase Payments to one or more of the Subaccount options and to the Dollar Cost Averaging Fixed Account. The Contract currently offers ten variable options, each of which is a Subaccount of FKLA Variable Annuity Separate Account. Currently, you may choose among Subaccounts that invest in the following Portfolios:

..One Group Investment Trust:                    .Dreyfus Variable Investment Fund ("Dreyfus VIF"):
.. One Group Investment Trust Mid Cap            . Dreyfus VIF Money Market Portfolio
   Growth Portfolio
.. One Group Investment Trust Diversified Mid
   Cap Portfolio
.. One Group Investment Trust Mid Cap Value
   Portfolio
.. One Group Investment Trust Diversified
   Equity Portfolio
.. One Group Investment Trust Equity Index
   Portfolio
.. One Group Investment Trust Large Cap
   Growth Portfolio
.. One Group Investment Trust Balanced
   Portfolio
.. One Group Investment Trust Bond Portfolio
.. One Group Investment Trust Government
   Bond Portfolio

   Subaccounts and Portfolios may be added or deleted in the future. Contract values allocated to any of the Subaccounts vary, reflecting the investment experience of the selected Subaccounts.

   The Contracts are not insured by the FDIC. They are obligations of the issuing insurance company and are not a deposit of, or guaranteed by, any bank or savings institution and are subject to risks, including possible loss of principal.

   This Prospectus contains important information about the Contracts that you should know before investing. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information ("SAI") with the Securities and Exchange Commission. The current SAI has the same date as this Prospectus and is incorporated by reference in this Prospectus. You may obtain a free copy by writing us or calling 1-800-621-5001. A table of contents for the SAI appears on page 38. You may also find this Prospectus and other information about the Separate Account required to be filed with the Securities and Exchange Commission ("SEC") at the SEC's web site at http://www.sec.gov.

   The date of this Prospectus is December 29, 2003.

   The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
================================================================================

                                                                 Page
                                                                 ----
          DEFINITIONS...........................................   3
          SUMMARY...............................................   5
          SUMMARY OF EXPENSES...................................   7
          CONDENSED FINANCIAL INFORMATION.......................  10
          FKLA, THE SEPARATE ACCOUNT AND THE FUNDS..............  11
          THE DOLLAR COST AVERAGING FIXED ACCOUNT...............  13
          THE CONTRACTS.........................................  13
          CONTRACT CHARGES AND EXPENSES.........................  22
          THE ANNUITY PERIOD....................................  25
          FEDERAL INCOME TAXES..................................  31
          DISTRIBUTION OF CONTRACTS.............................  37
          VOTING RIGHTS.........................................  37
          REPORTS TO CONTRACT OWNERS AND INQUIRIES..............  37
          LEGAL MATTERS.........................................  38
          SPECIAL CONSIDERATIONS................................  38
          AVAILABLE INFORMATION.................................  38
          LEGAL PROCEEDINGS.....................................  38
          TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION  38
          FINANCIAL STATEMENTS..................................  38
          APPENDIX..............................................  39

                                  DEFINITIONS

   The following terms, as used in this Prospectus, have the indicated meanings:

   Accumulation Period--The period between the Issue Date and the Annuity Date.

   Accumulation Unit--An accounting unit of measure used to calculate the value of each Subaccount during the Accumulation Period. Each Subaccount will have an Accumulation Unit for each combination of charges.

   Annuitant--The person during whose lifetime the Fixed Annuity or Variable Annuity is to be paid.

   Annuity Date--The date on which your Contract matures, and we begin to make annuity payments to you. The original Annuity Date you selected in your Contract application is stated in your Contract Schedule.

   Annuity Option--One of several forms in which you may elect to have annuity payments made to you after the Annuity Date.

   Annuity Period--The period starting on the Annuity Date during which we make annuity payments to you.

   Annuity Unit--An accounting unit of measure used to calculate the amount of Variable Annuity payments after the first annuity payment.

   Beneficiary--The person you designate or designated under the Contract to receive any benefits under a Contract upon your death.

   Company ("we", "us", "our", "FKLA")--Federal Kemper Life Assurance Company, Schaumburg, Illinois 60196.

   Contract--A Flexible Premium, Fixed and Variable Deferred Annuity Contract.

   Contract Anniversary--An anniversary of the Issue Date.

   Contract Schedule--The schedule pages appearing at the beginning of your Contract.

   Contract Value--The sum of the Dollar Cost Averaging Fixed Account Contract Value, plus the Separate Account Contract Value, plus the value used to secure a loan (if available). Loans are available under certain Qualified Plan Contracts.

   Contract Year--A one-year period starting on the Issue Date and successive Contract Anniversaries.

   Dollar Cost Averaging Fixed Account--The General Account of FKLA to which you may allocate all or a portion of Purchase Payments and Contract Value.

   Dollar Cost Averaging Fixed Account Contract Value--The (1) Purchase Payments allocated to the Dollar Cost Averaging Fixed Account; plus (2) interest credited; minus (3) withdrawals and withdrawal charges, if any; and minus (4) transfers on any Valuation Date.

   Fixed Annuity--An annuity payment plan, which does not vary in dollar amount with investment experience.

   Fund(s)--An investment company which provides the Portfolios available for investment by a Subaccount.

   General Account--Our assets other than those allocated to the Separate Account or any other separate account.

   Issue Date--The Issue Date is stated in your Contract Schedule.

   Non-Qualified Plan Contract--The Contract issued other than as a Qualified Plan Contract.

   Owner ("Contract Owner", "you", "your", "yours")--The party(s) named as Owner, unless later changed as provided in the Contract. When more than one person is named as Owner, the terms, "you," "your," and "yours" mean joint Owners.

   Payee--A recipient of periodic payments under the Contract.

   Portfolio--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets.

   Purchase Payment--The dollar amount we receive in U.S. currency to buy the benefits the Contract provides.

   Qualified Plan Contract--A Contract issued under a retirement plan which qualifies for favorable income tax treatment under Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code, as amended.

   Separate Account--A unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940 known as the FKLA Variable Annuity Separate Account.

   Separate Account Contract Value--The sum of the Subaccount Values on a Valuation Date.

   Subaccounts--The subdivisions of the Separate Account. Each Subaccount invests all of its assets in a specified Portfolio or Fund.

   Subaccount Value--The value of your interest in each Subaccount.

   Valuation Date--Each business day that we value the assets of the Separate Account. Currently, this is each day that the New York Stock Exchange is open for trading.

   Valuation Period--The period that starts at the close of the New York Stock Exchange on a Valuation Date and ends at the close of the New York Stock Exchange on the next succeeding Valuation Date.

   Variable Annuity--An annuity payment plan which varies in dollar amount because of Subaccount investment experience.

                                    SUMMARY

   Because this is a summary, it does not contain all of the information that may be important. Read the entire Prospectus before deciding to invest.

   The Contracts provide for investment on a tax-deferred basis and for annuity benefits. This Prospectus describes both Non-Qualified Plan Contracts and Qualified Plan Contracts. A Contract may not be issued to you on or after your 89th birthday.

   The minimum initial Purchase Payment is $2,000. For Purchase Payments that are part of a systematic investment program that we have approved, the minimum subsequent Purchase Payment is $100. Otherwise, the minimum subsequent Purchase Payment is $500. The maximum total Purchase Payments for a Contract is $1,000,000. (See "The Contracts," page .) We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. An initial allocation to a Subaccount or the Dollar Cost Averaging Fixed Account must be at least $500. A subsequent allocation to a Subaccount or the Dollar Cost Averaging Fixed Account must be at least $50.

   Allocations and transfers to the Dollar Cost Averaging Fixed Account are subject to other restrictions (see "The Contracts, A. General Information," page 13, and "Transfers during the Accumulation Period," page 16.)

   Variable accumulations and benefits are provided by crediting Purchase Payments to one or more Subaccounts that you select. Each Subaccount invests in one of the following corresponding Portfolios:

      .  One Group Investment Trust Mid Cap Growth Portfolio

      .  One Group Investment Trust Diversified Mid Cap Portfolio

      .  One Group Investment Trust Mid Cap Value Portfolio

      .  One Group Investment Trust Diversified Equity Portfolio

      .  One Group Investment Trust Equity Index Portfolio

      .  One Group Investment Trust Large Cap Growth Portfolio

      .  One Group Investment Trust Balanced Portfolio

      .  One Group Investment Trust Bond Portfolio

      .  One Group Investment Trust Government Bond Portfolio

      .  Dreyfus VIF Money Market Portfolio

   We guarantee that Purchase Payments allocated to the Dollar Cost Averaging Fixed Account earn not less than the minimum guaranteed rate. In our discretion, we may credit interest in excess of the minimum guaranteed rate. (See "Dollar Cost Averaging Program," page 18.)

   You bear the investment risk under the Contracts, unless you allocate your Contract Values to the Dollar Cost Averaging Fixed Account and are guaranteed to earn not less than the minimum guaranteed rate (see "Dollar Cost Averaging Program").

   Transfers among Subaccounts are permitted before and after annuitization, subject to certain limitations. Transfers to the Dollar Cost Averaging Fixed Account are not permitted, and restrictions apply to amounts transferred from the Dollar Cost Averaging Fixed Account. (See "Transfers During the Accumulation Period" and "Transfers and Conversions During the Annuity Period, " pages 16 and 27, respectively).

   We do not deduct sales charges from Purchase Payments. You may withdraw Contract Value subject to withdrawal charges and other specified conditions. The withdrawal charge ranges from 5% of each Purchase Payment during the first year to 0% after six years have elapsed. For the purpose of determining whether withdrawal charges apply to a Purchase Payment, a year begins on the date each Purchase Payment is made and lapses one year after the Purchase Payment is made. As explained below, certain amounts may be withdrawn free of the withdrawal charge. Earnings, if any, are withdrawn first from Contract Value and are not subject to withdrawal charges. Any withdrawal in excess of earnings will reduce remaining Purchase

Payments. Remaining Purchase Payments are reduced in the order received. (See "Withdrawals During the Accumulation Period," page 19.)

   Each Contract Year, you may withdraw an amount of Contract Value equal to the greatest of the following, without incurring a withdrawal charge:

      . earnings, plus remaining Purchase Payments no longer subject to a withdrawal charge;

      . 10% of the sum of Contract Value on the date of the withdrawal and partial withdrawals and withdrawal charges during the current Contract Year, minus partial withdrawals made during the Contract Year that were not subject to withdrawal charges; and

      . 10% of remaining Purchase Payments, minus partial withdrawals and withdrawal charges during the current Contract Year.

   Withdrawals may be subject to income tax, a 10% penalty tax, and other tax consequences. Withdrawals from Qualified Plan Contracts may be limited by the terms of the plan or the Internal Revenue Code, as amended (the "Code"). (See "Federal Income Taxes," page 31.)

   The Contract may be purchased in connection with retirement plans qualifying under Sections 401, 403, 408, 408A and 457 of the Code including the following types of Qualified Plans: IRAs, SEP-IRAs, SIMPLE IRAs, Roth IRAs, HR-10 and Keogh Plans, Pension and Profit-Sharing Plans, Tax-Sheltered Annuities, and Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Contract is also available in connection with non-qualified deferred compensation plans. (See "Taxation of Annuities in General," page 31 and "Qualified Plans," page 34.)

   You may take loans against your Contract at any time prior to the Annuity Date if your Contract was issued under Sections 401(a) or 403(b) of the Code and your plan permits loans. (See "Contract Loans," page 20.)

   You may examine a Contract and return it to us for a refund during the "free look" period. The length of the free look period will depend on the state in which the Contract is issued. However, it will be at least 10 days from the date you receive the Contract. (See "The Contracts," page 13.) In addition, a special free look period applies in some circumstances to Contracts issued as an Individual Retirement Annuity ("IRA"), a Roth IRA or a Simplified Employee Pension.

                              SUMMARY OF EXPENSES
--------------------------------------------------------------------------------
   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.
State premium taxes may also be deducted.

               Contract Owner Transaction Expenses
               Sales Load Imposed on Purchases
               (as a percentage of Purchase Payments):      None
               Maximum Withdrawal Charge/(1)/
               (as a percentage of Purchase Payments):        5%

                                                       Withdrawal
               Years Elapsed after Purchase Payment      Charge
               ------------------------------------    ----------
               Less than One..........................     5.00%
               One but less than two..................     4.00%
               Two but less than three................     3.00%
               Three but less than four...............     3.00%
               Four but less than five................     2.00%
               Five but less than six.................     1.00%
               Six and thereafter.....................     0.00%

               Maximum Transfer Fee:..................  $10/(2)/

Commutation Charge/(3)/
   An amount equal to the difference between the present value of any remaining guaranteed payments (as of the date of calculation) calculated using:

      A. For a fixed annuity option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of: (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

      B. For a variable annuity option, (i) a discount rate that is equal to the assumed investment rate and (ii) the assumed investment rate plus 2%.
--------
/(1)/Each Contract Year, a Contract Owner may withdraw an amount of Contract
     Value equal to the greatest of the following, without incurring a withdrawal charge:

      . earnings, plus remaining Purchase Payments no longer subject to a withdrawal charge;

      . 10% of the sum of Contract Value on the date of the withdrawal and partial withdrawals and withdrawal charges during the current Contract Year, minus partial withdrawals made during the Contract Year that were not subject to withdrawal charges; and

      . 10% of remaining Purchase Payments, minus partial withdrawals and withdrawal charges during the current Contract Year.

      In certain circumstances we may reduce or waive the withdrawal charge. See "Withdrawal Charge."

/(2)/We reserve the right to charge a fee of $10 for each transfer of Contract
     Value in excess of 12 transfers per Contract Year. See "Transfers During the Accumulation Period."

/(3)/This Charge only applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3, or 5 upon the death of an Annuitant during the Annuity Period or in commutation of remaining annuity payments under those Options. See "Commutation Charge," "Death of Annuitant or Owner" and "Commutable Annuitization Option."

Qualified Plan Loan Interest Rates/(4) /

     Loans not subject to ERISA  -- 5.50%
     Loans subject to ERISA  --     Moody's Corporate Bond Yield Average
                                    - Monthly
                                    Average Corporates (rounded to
                                    nearest 0.25%)
--------
/(4)/Loans are only available under certain qualified plans. Interest rate depends on whether plan is subject to the Employee Retirement Income Security Act of 1974 ("ERISA"). The value securing the loan will earn interest at the loan interest rate reduced by not more than 2.5%. See "Contract Loans."

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

       Separate Account Annual Expenses
       (as a percentage of average Separate Account Contract Value)
          Mortality and Expense Risk Charge:....................... 1.70%
          Administration Charge:................................... 0.15%
                                                                    -----
          Total Separate Account Annual Expenses:.................. 1.85%
                                                                    =====

   The next table shows the minimum and maximum total operating expenses charged by the Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

                                                                         Minimum --  Maximum
Total Annual Fund Operating Expenses/(5)/ (expenses that are deducted from Funds assets, including management fees, distribution (12b-1) fees,
and other expenses, prior to any fee waivers or expense reimbursements)   .51%   --   1.00%

--------
/(5)/The expenses shown are for the year ended December 31, 2002, and do not reflect any fee waivers or expense reimbursements.

   The advisers and/or other service providers of certain Funds have agreed to reduce their fees and/or reimburse the Fund's expenses in order to keep the Funds' expenses below specified limits. The expenses of certain Funds are reduced by contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through April 30, 2004. Other Funds have voluntary expense limitation policies that may be terminated at any time. The minimum and maximum Total Annual Fund Operating Expenses for all Funds after all fee reductions and expense reimbursements are .51% and .95%, respectively. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Fund's prospectus.

   THE FUND'S INVESTMENT MANAGER OR ADVISER PROVIDED THE ABOVE EXPENSES FOR THE FUNDS. WE HAVE NOT INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

                                    EXAMPLE
--------------------------------------------------------------------------------

   This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and Fund fees and expenses.

   The Example assumes that you invest $10,000 in the Contract for the time periods indicated and takes into consideration the impact of withdrawals that may be made without incurring a withdrawal charge. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower.

   Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    (1)If you surrender your Contract at the end of the applicable time period:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
          $756                      $1,197                     $1,747                     $3,259

    (2)a. If you annuitize your Contract as a Fixed Annuity at the end of the applicable period after the second Contract Anniversary under an Annuity Option that provides either an income benefit period of no less than 10 years or a benefit under which payment is contingent on the life of the Annuitant(s) /(6)/:

         1 year                     3 years                    5 years                    5 years
         ------                     -------                    -------                    -------
          $297                       $910                      $1,548                     $3,259

       b. If you annuitize your Contract as a Fixed Annuity at the end of the applicable period under Annuity Option 1 for a period of less than 10 years /(6)/:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
          $756                      $1,197                     $1,747                     $3,259

    (3)If you do not surrender your Contract at the end of the applicable time period:

         1 year                     3 years                    5 years                   10 years
         ------                     -------                    -------                   --------
          $297                       $910                      $1,548                     $3,259

--------
/(6)/Withdrawal Charges do not apply if the Contract is annuitized after the second Contract Anniversary under an Annuity Option that provides either an income benefit period of no less than 10 years or a benefit under which payment is contingent on the life of the Annuitant(s). Currently, only a 10 year period is permitted under the Contract.

   The fee table and example should not be considered a representation of past or future expenses and charges of the Subaccounts. Your actual expenses may be greater or less than those shown. The example does not include the deduction of state premium taxes, which may be assessed before or upon annuitization or any taxes or penalties you may be required to pay if you surrender the Contract. Similarly, the 5% annual rate of return assumed in the example is not intended to be representative of past or future performance of any Subaccount.

                        CONDENSED FINANCIAL INFORMATION

   Since the Contract was first offered as of the date of this Prospectus, no Condensed Financial Information is shown.

                   FKLA, THE SEPARATE ACCOUNT AND THE FUNDS

Federal Kemper Life Assurance Company

   We are a stock life insurance company organized in 1967 under the laws of the State of Illinois. Our offices are located at 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801. We offer annuity and life insurance products and are admitted to do business in the District of Columbia and all states except New York. In addition to the Contracts, we offer other variable contracts with different benefits, costs and funding vehicles. We are a wholly-owned subsidiary of Banc One Insurance Holdings, Inc. ("BOIH"), a nonoperating holding company. BOIH is a wholly-owned subsidiary of Bank One Corporation.

The Separate Account

   We established the FKLA Variable Annuity Separate Account on May 23, 2003 pursuant to Illinois law. It is a separate investment account used to fund the Contract and other of our variable annuity contracts. The SEC does not supervise the management, investment practices or policies of the Separate Account or FKLA.

   Benefits provided under the Contracts are our obligations. Although the assets in the Separate Account are our property, they are held separately from our other assets. Moreover, the assets equal to the reserves and other liabilities of the Separate Account will not be charged with liabilities arising out of any other business we may conduct. Income, capital gains and capital losses, whether or not realized, from the assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, capital gains and capital losses arising out of any other business we may conduct.

   There are currently ten Subaccounts available under the Contract, each of which invests exclusively in shares of one of the Portfolios. We may, from time to time, combine or remove Subaccounts and establish additional Subaccounts. In such cases, we may permit you to select other Subaccounts under the Contract. However, the right to select any other Subaccount is limited by the terms and conditions we may impose on such transactions. Not all Subaccounts may be available in all jurisdictions or under all Contracts.

   The Separate Account purchases and redeems Portfolio shares at net asset value. We redeem Portfolio shares as necessary to provide benefits, to deduct Contract charges and to transfer assets from one Subaccount to another as you request. All dividends and capital gains distributions received by the Separate Account from a Portfolio are reinvested in that Portfolio at net asset value and retained as assets of the corresponding Subaccount.

   No financial statements are provided for the Separate Account because as of the date of the Prospectus it has not yet commenced operations, has no assets or liabilities, and received no income or incurred any expenses.

The Funds

   The Separate Account currently invests in the shares of the One Group Investment Trust and Dreyfus Variable Investment Fund, each an open-end management investment company.

   The Funds provide investment vehicles for variable life insurance and variable annuity contracts. Fund shares are sold only to insurance company separate accounts. Fund shares may be sold to separate accounts of other insurance companies, whether or not affiliated with us. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with us, or for variable life insurance separate accounts, or variable annuity separate accounts to invest simultaneously in the Funds' Portfolios. Currently, we do not foresee disadvantages to variable life insurance owners or variable annuity owners. The Funds' Boards monitor events for material conflicts between owners and determine what action, if any, should be taken. In addition, if we believe that a Fund's response to any of those events or conflicts insufficiently protects Owners, we will take appropriate action. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

   The Portfolios or Funds are summarized below:

One Group Investment Trust

  . One Group Investment Trust Mid Cap Growth Portfolio seeks growth of capital and secondarily, current income by investing primarily in equity securities.

  . One Group Investment Trust Diversified Mid Cap Portfolio seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

  . One Group Investment Trust Mid Cap Value Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

  . One Group Investment Trust Diversified Equity Portfolio seeks long-term capital growth and growth of income with a secondary objective of providing a moderate level of current income.

  . One Group Investment Trust Equity Index Portfolio seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)*.

  . One Group Investment Trust Large Cap Growth Portfolio seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

  . One Group Investment Trust Balanced Portfolio seeks to provide total return while preserving capital.

  . One Group Investment Trust Bond Portfolio seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

  . One Group Investment Trust Government Bond Portfolio seeks a high level of current income with liquidity and safety of principal.
--------
* "S&P 500" is a registered trademark of Standard & Poor's Corporation, which does not sponsor and is in no way affiliated with One Group Investment Trust.

Dreyfus Variable Investment Fund ("Dreyfus VIF")

  . Dreyfus VIF Money Market Portfolio seeks current income, safety of principal and liquidity by investing in high quality money market instruments.

   The Portfolios may not achieve their stated objective. More detailed information, including a description of risks involved in investing in the Portfolios is found in the Funds' prospectuses accompanying this Prospectus and statements of additional information, available from us upon request.

Advisers and Managers

   Banc One Investment Advisors Corporation is the investment adviser for the available Portfolios of the One Group Investment Trust. The Dreyfus Corporation is the investment adviser for the Dreyfus VIF Money Market Portfolio.

Change of Investments

   If we establish additional Subaccounts, each new Subaccount will invest in a new series of a Fund or in shares of another investment company. We may also substitute other investment companies.

   We reserve the right, subject to compliance with the current law or as it may be changed in the future:

      .  to operate the Separate Account in any form permitted by law;

      .  to change the name of the Separate Account and any Subaccounts thereof;

      . to take any action necessary to comply with or obtain and continue any exemptions from applicable law;

      . to transfer any assets in any Subaccount to another Subaccount or to one or more Separate Accounts, or the General Account, or to add, combine or remove Subaccounts in the Separate Account;

      . to delete the shares of any of the portfolios of a Fund or any other open-end investment company and to substitute, for the Fund shares held in any Subaccount, the shares of another Portfolio of a Fund or the shares of another investment company or any other investment permitted by law; and

      . to change the way we assess charges, but not to increase the aggregate amount above that is currently charged to the Separate Account and the Funds in connection with the Contract.

   When required by law, we will obtain approval of such changes and the approval of any regulatory authority.

                    THE DOLLAR COST AVERAGING FIXED ACCOUNT

   Amounts allocated to the Dollar Cost Averaging Fixed Account are part of our General Account, supporting insurance and annuity obligations. The availability of the Dollar Cost Averaging Fixed Account may be restricted in some states. The offering of interests under the Contract relating to the Dollar Cost Averaging Fixed Account is not registered under the 1933 Act, and the Dollar Cost Averaging Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Dollar Cost Averaging Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Dollar Cost Averaging Fixed Account. Disclosures regarding the Dollar Cost Averaging Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Under the Dollar Cost Averaging Fixed Account, we pay a fixed interest rate for stated periods. This Prospectus describes only the aspects of the Contract involving the Separate Account unless we refer to fixed accumulation and annuity elements.

                                 THE CONTRACTS

A. GENERAL INFORMATION.

   The Contract, along with any written application attached to the Contract and any endorsements constitute the entire contract. We may not contest the Contract after two years from the Issue Date.

   The Contract must be issued to an Owner before his or her 89th birthday. Purchase Payments may not be made on or after the oldest Owner or Annuitant's 90th birthday.

   The Contract does not pay dividends and will not share in our surplus or earnings.

   The minimum initial Purchase Payment is $2,000. The minimum subsequent Purchase Payment is $500. However, the minimum subsequent Purchase Payment is $100 if you authorize us to automatically draw on your bank account and provide us with a voided check. Thereafter, we will draw Purchase Payments from your bank account on a monthly, quarterly, semi-annual or annual basis and apply them according to your initial allocation instructions unless you otherwise instruct us. An initial allocation to a Subaccount or the Dollar Cost Averaging Fixed Account must be at least $500. A subsequent allocation to a Subaccount or the Dollar Cost Averaging Fixed Account must be at least $50.

   The maximum total Purchase Payments that may be made under the Contract is $1,000,000. We will aggregate multiple Contracts you own for purposes of the $1,000,000 limitation. In addition, for Qualified Contracts, the maximum annual amount of Purchase Payments may be limited by the retirement plan funded by the Contract.

   We reserve the right to waive or modify any Purchase Payment limitation and to not accept any Purchase Payment. We may, at any time, amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

   You may examine your Contract and return it to us for a refund during the free look period. The length of the free look period depends upon the state in which the Contract is issued. The amount of the refund also depends on the state in which the Contract is issued. Generally, the amount of the refund will be one of the following:

      . the Separate Account Contract Value on the date we receive the returned Contract plus Purchase Payments allocated to the Dollar Cost Averaging Fixed Account, without any deduction for withdrawal charges; or

      .  the return of Purchase Payments.

   In addition, a special free look period applies in some circumstances to Contracts issued as IRAs, Roth IRAs or Simplified Employee Pensions.

   Before the Annuity Date and prior to the death of an Owner, you have the exclusive right to exercise every option and right conferred by the Contract, including the right of assignment. The joint Owners must agree to any change if more than one Owner is named. Joint Owners are only permitted in Non-Qualified Plan Contracts.

   You may write to us prior to the distribution of a death benefit or the first annuity payment date to request a change of the Annuity Date. The new Annuity Date must not be earlier than two years from the Issue Date or beyond the maximum Annuity Date stated in your Contract Schedule. (See "The Annuity Period.")

   Before the Annuity Date and prior to the death of an Owner, you have the right to designate a new Owner. However, the new Owner must be less than 90 years old on the date that the change becomes effective.

   Before the Annuity Date or the death of an Owner, you have the right to cancel or amend your Contract if we agree. Only our president, secretary and assistant secretaries have the power to approve a change or waive any provisions of the Contract. Any such modifications must be in writing. No agent or person other than the officers named has the authority to change or waive the provisions of the Contract.

   The Owner may designate a Joint Annuitant who will become the Annuitant if the Annuitant dies before the Annuity Date. Joint Annuitants are only permitted in Non-Qualified Plan Contracts. If the Annuitant dies and the Joint Annuitant is not named or alive, the youngest Owner becomes the Annuitant.

   No assignment under the Contract is binding unless we receive it in writing. We assume no responsibility for the validity or sufficiency of any assignment. Once filed, the rights of the Owner, Annuitant and Beneficiary are subject to the assignment. Any claim is subject to proof of the assignee's interest. An assignment may subject you to immediate tax liability, possibly including a 10% tax penalty.

   The provisions of an applicable qualified plan may prohibit a change of Beneficiary. Generally, an interest in a Qualified Plan Contract may not be assigned. Further, if the Contract is issued as a Qualified Plan Contract, additional provisions may apply. The rider or endorsement to the Contract used to qualify it under the applicable section of the Internal Revenue Code will state the extent of change to its provisions.

B. THE ACCUMULATION PERIOD.

1. Allocation of Purchase Payments.

   All Purchase Payments must be paid to us at our home office or an alternative location we may select. We will notify you and any other interested parties in writing of any alternative location. Purchase Payments received by an agent will begin experiencing investment performance and earning interest only after we receive them.

   You allocate your Purchase Payments to the Subaccounts or the Dollar Cost Averaging Fixed Account. The minimum initial allocation to a Subaccount or the Dollar Cost Averaging Fixed Account is $500. The minimum subsequent allocation to a Subaccount or the Dollar Cost Averaging Fixed Account is $50. The number of Accumulation Units credited to your Contract when you allocate a Purchase Payment (other than your initial Purchase Payment) to a Subaccount will be based on the Accumulation Unit value next computed after we receive your Purchase Payment. Generally, we determine the value of an Accumulation Unit as of 3:00 p.m. Central time on each day that the New York Stock Exchange is open for trading. With respect to the initial Purchase Payment, the amount is credited only after we determine to issue the Contract, but in no event later than the second day after we receive the Purchase Payment and the application in good order. Purchase Payments that you allocate to the Dollar Cost Averaging Fixed Account begin earning interest after we receive them (except that initial Purchase Payments will be credited interest only after we determine to issue the Contract, but no later than the second day after we receive your initial Purchase Payment and the application in good order).

   If we are not provided with information sufficient to establish a Contract or to properly credit the initial Purchase Payment, we will promptly request the necessary information. If the requested information is not furnished within five business days after we receive the initial Purchase Payment, or if we determine that we cannot issue the Contract within the five-day period, we will return the initial Purchase Payment to you, unless you consent to our retaining the Purchase Payment until the application is completed.

2. Accumulation Unit Value.

   Each Subaccount has an Accumulation Unit value for each combination of asset-based charges. When Purchase Payments or other amounts are allocated to a Subaccount, a number of units is credited based on the Subaccount's Accumulation Unit value at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of or deducted from a Subaccount, units are cancelled in a similar manner. The Subaccount Value of any Subaccount on any Valuation Date is the number of Accumulation Units held in the Subaccount times the applicable Accumulation Unit value on that Valuation Date.

   Under normal circumstances, Valuation Periods end at the close of the New York Stock Exchange, which currently is 3:00 p.m. Central time. However, on any day when the New York Stock Exchange closes early, the Valuation Period also will end at the same time. We may suspend processing transactions and valuation:

      . during any period when the New York Stock Exchange is closed other than customary weekend and holiday closings;

      . when trading in the markets normally utilized is restricted, or an emergency exists as determined by the SEC so that disposal of investments or determination of the Accumulation Unit value is not practical; or

      . for such other periods as the SEC by order may permit for the protection of Owners.

   The Accumulation Unit value for each Valuation Period is the relevant investment experience factor for that period multiplied by the Accumulation Unit value for the Valuation Period immediately preceding. The Accumulation Unit values for each Valuation Period are applied to each day in the Valuation Period. The number of Accumulation Units will not change as a result of investment experience.

   Each Subaccount has its own investment experience factor for each combination of charges. The investment experience factor of a Subaccount for a Valuation Period is determined by the following formula: (a divided by b) minus c, where:

      a. is:

      . the net asset value per share of the Portfolio held in the Subaccount as of the end of the current Valuation Period; plus

      . the per share amount of any dividend or capital gain distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

      . a credit or charge for any taxes reserved for the current Valuation Period which we determine have resulted from the investment operations of the Subaccount;

      b. is the net asset value per share of the Portfolio held in the Subaccount as of the end of the preceding Valuation Period; and

      c. is the factor representing asset-based charges (the mortality and expense risk and administrative charges).

3. Contract Value.

   On any Valuation Date, Contract Value equals the total of:

      .  the number of Accumulation Units credited to each Subaccount, times

      .  the corresponding Accumulation Unit value for each Subaccount, plus

      .  your Dollar Cost Averaging Fixed Account Contract Value.

4. Change of Ownership, Beneficiary and Annuitant.

   You may change the Owner by written request before the Annuity Date while the Owner is alive. You must furnish information sufficient to clearly identify the new Owner to us. The new Owner must be less than 90 years old on the date the change becomes effective. The change is subject to any existing assignment of the Contract. After we receive the change, it will take effect as of the date the written request was signed. Any change is subject to the payment of any proceeds. We may require you to return your Contract to us for endorsement of a change of ownership. A change of ownership may result in adverse tax consequences. (See "Federal Income Taxes--2. Taxation of Partial and Full Withdrawals from Non-Qualified Plan Contracts.")

   A Beneficiary must be designated at the time of application. In the case of joint Owners, the surviving joint Owner is automatically the designated primary Beneficiary. You may change the Beneficiary if you send us written notice in a manner satisfactory to us. Beneficiary designation and changes in Beneficiary are subject to the following conditions:

      . in the case of joint Owners, the surviving joint Owner is the primary Beneficiary. If other beneficiaries are designated, they will be deemed to be contingent Beneficiaries;

      . prior to the Annuity Date, the Beneficiary change form must be filed while the Owner is alive;

      . after the Annuity Date, the Beneficiary may be changed while the Owner and Annuitant are alive;

      .  the Contract must be in force at the time you file a change form;

      . a change must not be prohibited by the terms of an existing assignment, Beneficiary designation or other restriction;

      . after we receive the change form, it will take effect as of the date the change form was signed; however, action taken by us before the change form was received will remain in effect; and

      . the request for change must provide information sufficient to clearly identify the new Beneficiary to us.

   We may require you to return the Contract to us for endorsement of a change of Beneficiary.

   The interest of a Beneficiary who dies before the distribution of the death benefit will pass to the other beneficiaries, if any, to share and share alike, unless otherwise provided in the Beneficiary designation. If no Beneficiary survives or is named, the distribution will be made to your estate when you die.

   The initially designated Annuitant is shown in the Contract Schedule. Prior to the Annuity Date, an Annuitant may be replaced or added unless the Owner is a non-natural person. There must be at least one Annuitant at all times. If the Annuitant dies, the youngest Owner will become the new Annuitant unless there is a surviving joint Annuitant or a new Annuitant is otherwise named. Upon the death of an Annuitant prior to the Annuity Date, a death benefit is not paid unless the Owner is a non-natural person. If joint Annuitants are designated, the survivor will become the Annuitant if one of the joint Annuitants dies before the Annuity Date, unless the Owner is a non-natural person. Joint Annuitants are only permitted in Non-Qualified Plan Contracts.

5. Transfers During the Accumulation Period.

   During the Accumulation Period, you may transfer Contract Value among the Subaccounts and from the Dollar Cost Averaging Fixed Account subject to the following conditions:

      . the minimum amount which may be transferred is $50 for each Subaccount or the Dollar Cost Averaging Fixed Account or, if smaller, the remaining value in the Subaccount or the Dollar Cost Averaging Fixed Account;

      . no partial transfer will be made if the remaining Contract Value of the Dollar Cost Averaging Fixed Account or any Subaccount will be less than $500 unless the transfer will eliminate your interest in the applicable account;

      . no transfer may be made within seven calendar days before the date on which the first annuity payment is due;

      . transfers into the Dollar Cost Averaging Fixed Account are not permitted;

      . multiple transfers requested on one business day will be counted as one transfer;

      . we reserve the right to restrict transfers for a period of 15 days after each transfer in excess of 12 in a Contract Year. Any transfer request received during such a period will not be processed unless resubmitted and received after the 15-day period; and

      . we reserve the right to charge a fee of $10 for each transfer in excess of 12 in a Contract Year.

   Except as provided below, we make transfers pursuant to your written or telephone request specifying in detail both the amount which is to be transferred and the names of the accounts which are affected. Telephone transfers require the proper authorization from us, and all telephone transfer requests will be recorded for your protection. We reserve the right to terminate the telephone transfer privilege at any time.

   The following transfers must be requested through standard United States mail:

      .  Transfers in excess of $250,000 per Contract, per day, and

      . transfers into and out of the Subaccounts in excess of $50,000 per Contract, per day.

   In the case of transfers between Subaccounts, the reduction and credit of Accumulation Units in each Subaccount is determined based on the Accumulation Unit value at the end of the Valuation Period in which we received your request. We will transfer from the Dollar Cost Averaging Fixed Account on the date we receive your written or telephone transfer request.

   If a transfer is to be made from a Subaccount, we may suspend the right of transfer:

      . during any period when the New York Stock Exchange is closed other than customary weekend and holiday closings;

      . when trading in the markets normally utilized is restricted, or an emergency exists as determined by the SEC so that disposal of investments or determination of the Accumulation Unit value is not practical; or

      . for such other periods as the SEC by order may permit for the protection of Owners.

   In addition, we may end a Valuation Period early (i.e., before 3:00 p.m. Central time), when one of the foregoing occurs. In that event, transfer orders received after the end of that Valuation Period will be processed as of the end of the next Valuation Period. See "Accumulation Unit Value".

   We may defer a transfer from the Dollar Cost Averaging Fixed Account for the period permitted by law. This can never be more than six months after we receive your written or telephone request. During the period of deferral, we will continue to credit interest, at the then current interest rate(s), to the Dollar Cost Averaging Fixed Account Contract Value.

   If you authorize a third party to transact transfers on your behalf, we will reallocate the Contract Value pursuant to the third party's instructions. However, we do not offer or participate in any third party asset allocation program or investment advisory service, and we take no responsibility for any third party asset allocation program or investment advisory service. We may suspend or cancel acceptance of a third party's instructions at any time and may restrict the Subaccounts available for transfer under third party authorizations.

   The Contract is not designed for professional market timing organizations, or other organizations or individuals engaged in market timing strategies in response to short-term fluctuations in the market, involving frequent transfers, or transfers representing a substantial percentage of the assets of any Subaccount. You should not purchase the Contract if you intend to engage in such market timing strategies. Market timing strategies may be disruptive to the Subaccounts and may be detrimental to Owners. Further, these short-term strategies are particularly inappropriate for attaining long-term retirement goals or for the protection of heirs. Consequently, we reserve the right, at our sole discretion and without prior notice, to take action when we identify market timing strategies detrimental to Owners.

   The actions we may take include, but are not limited to:

      . Termination of transfer privileges, or termination of telephone or electronic transfer privileges;

      .  Requiring a minimum time between transfers;

      .  Limiting the total number of transfers;

      .  Limiting the dollar amount that may be transferred at one time;

      . Not accepting transfer requests of someone acting on behalf of more than one owner (in which case, we will notify the person making the request by telephone or in writing of our decision not to accept the transfer requests).

   We do not exempt any persons or class of persons from this policy. We from time to time review our policy and reserve the right to change it. We will notify you of any change.

   We reserve the right at any time and without notice to any party, to terminate, suspend or modify these or any other transfer rights. If you submit a request for a transfer that is no longer permitted because your transfer rights have been terminated, suspended or modified, we will notify you in writing that the transaction is not permissible. We disclaim all liability if we follow in good faith instructions given in accordance with our procedures, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, you bear the risk of loss in the event of a fraudulent telephone or other transfer request.

6. Dollar Cost Averaging Program.

   Under our Dollar Cost Averaging ("DCA") program, a predesignated portion of the Dollar Cost Averaging Fixed Account is automatically transferred to other Subaccounts in accordance with your allocation instructions. Transfers are made on a monthly, quarterly, semi-annual or annual basis for a specified duration of either six or 12 months. You may also direct that automatic transfers be made from the Money Market Subaccount under our DCA program.

   We declare an interest rate and a dollar cost averaging period for each Purchase Payment allocated to the Dollar Cost Averaging Fixed Account. This interest rate will never be less than the minimum guaranteed interest rate. The dollar cost averaging period will not be less than six months and not more than 12 months from the date of the Purchase Payment. The minimum guaranteed interest rate is 1.50% for Contract Years 1-7 and 1.50% for Contract Year 8 and thereafter.

   We reserve the right to declare different interest rates based upon the Issue Date, the date a Purchase Payment is received by us, and the amount of the Purchase Payment we receive.

   We calculate interest credited to the Dollar Cost Averaging Fixed Account by compounding daily, at daily interest rates, rates that would produce at the end of 12 months a result identical to the one produced by applying an annual interest rate.

   The theory of a DCA program is that by investing at regular and level increments over time, you will be able to purchase more Accumulation Units when the Accumulation Unit value is relatively low and fewer Accumulation units when the Accumulation Unit value is relatively high. DCA generally helps reduce the risk of purchasing Accumulation Units when market prices are high and selling when market prices are low. However, participation in the DCA program does not assure you of greater profit from your purchases under the program, nor will it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Subaccount (other than a Subaccount which maintains a stable net asset value), are less likely to produce the desired effect of the DCA program and may have the effect of reducing the average price of the Subaccount shares being redeemed.

   The Owner may select any day of the month except for the 29th, 30th or 31st for the DCA transfers to occur. The DCA program is available only during the Accumulation Period. You may enroll any time by completing our Dollar Cost Averaging form. We must receive the enrollment form at least five business days before the first transfer date.

   The minimum transfer amount is $100 per Subaccount. Automatic transfers from the Dollar Cost Averaging Fixed Account will not be counted against the 12 transfers permitted in a Contract Year. The total Money Market Subaccount Value or Dollar Cost Averaging Fixed Account Contract Value at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each transfer date times the duration selected.

   At the end of the six or 12 month period specified for automatic transfers from the Dollar Cost Averaging Fixed Account, all remaining Dollar Cost Averaging Fixed Account Contract Value is automatically transferred in accordance with your allocation instructions in effect at that time.

   Dollar Cost Averaging from the Money Market Subaccount ends if:

      .  the number of designated transfers has been completed,

      . Subaccount Value in the Money Market Subaccount is insufficient to complete the next transfer; the remaining amount will be transferred,

      . we receive your written termination at least five business days before the next transfer date, or

      .  the Contract is surrendered or annuitized.

7. Automatic Asset Rebalancing Program.

   Under our Automatic Asset Rebalancing program, transfers among the Subaccounts will automatically be made on each Contract Anniversary to achieve the Owner's pre-defined asset allocations. Transfers under this program are not subject to the $50 transfer minimum and will not be counted against the 12 transfers permitted in a Contract Year. An election to participate in this plan must be in writing on our form and returned to us.

   You may not simultaneously participate in the Dollar Cost Averaging and Automatic Asset Rebalancing programs.

8. Withdrawals During the Accumulation Period.

   During the Accumulation Period, you may make an unlimited number of partial withdrawals or a total withdrawal (also known as a "surrender") from the Contract. Upon surrender, we will pay the Contract Value reduced by any withdrawal charge and applicable premium taxes and applicable tax withholding. A partial withdrawal may not exceed the amount available upon surrender. You must return the Contract to us if you elect a total withdrawal. Withdrawals may have tax consequences. (See "Federal Income Taxes.")

   Each Contract Year, you may withdraw an amount of Contract Value equal to the greatest of the following, without incurring a withdrawal charge ("partial free withdrawal"):

      . earnings, plus remaining Purchase Payments no longer subject to a withdrawal charge;

      . 10% of the sum of Contract Value on the date of the withdrawal and partial withdrawals and withdrawal charges during the current Contract Year, minus partial withdrawals made during the Contract Year that were not subject to withdrawal charges; and

      . 10% of remaining Purchase Payments, minus partial withdrawals and withdrawal charges during the current Contract Year.

   Partial withdrawals are subject to the following conditions:

      . Partial withdrawals must be at least $500 or, if smaller, the remaining value in the Dollar Cost Averaging Fixed Account or Subaccount;

      . no partial withdrawal will be made if the remaining Contract Value of the Dollar Cost Averaging Fixed Account or any Subaccount will be less than $50, unless the withdrawal will eliminate your interest in the applicable account;

      . if an account is not specified for the partial withdrawal, the partial withdrawal will be deducted on a pro rata basis from the investment options in which you have an interest; and

      . if a partial withdrawal would reduce Contract Value to less than $1,000, the partial withdrawal will be processed as a total withdrawal (surrender of the Contract).

   We make withdrawals pursuant to your written or telephone request specifying in detail both the amount which is to be withdrawn and the names of the accounts that are affected. Telephone transfers are subject to restrictions and require the proper authorization from us.

   We will make withdrawals from the Dollar Cost Averaging Fixed Account as of the Valuation Date that follows the date we receive in good order your written or telephone withdrawal request. In the case of withdrawals from a Subaccount, we will redeem the necessary number of Accumulation Units to achieve the requested dollar amount and then reduce the number of Accumulation Units credited in each Subaccount by the number of Accumulation Units redeemed. The reduction in the number of Accumulation Units is determined based on the Accumulation Unit value at the end of the Valuation Period in which we received your request. We will pay the amount within seven calendar days after we receive the request, except as provided below.

   If the withdrawal is to be made from a Subaccount, we may suspend the right of withdrawal or delay payment beyond seven calendar days:

      . during any period when the New York Stock Exchange is closed other than customary weekend and holiday closings;

      . when trading in the markets normally utilized is restricted, or an emergency exists as determined by the SEC so that disposal of investments or determination of the Accumulation Unit value is not practical; or

      . for such other periods as the SEC by order may permit for the protection of Owners.

   In addition, we may end a Valuation Period early (i.e., before 3:00 p.m. Central time), when one of the foregoing occurs. In that event, withdrawal orders received after the end of that Valuation Period will be processed as of the end of the next Valuation Period. See "Accumulation Unit Value".

   We may defer the payment of a withdrawal from the Dollar Cost Averaging Fixed Account for the period permitted by law. This can never be more than six months after we receive your written or telephone request.

During the period of deferral, we will continue to credit interest, at the then current interest rate(s), to the Dollar Cost Averaging Fixed Account Contract Value.

   Withdrawals will reduce the Purchase Payment Death Benefit and the Step-Up Death Benefit ("Benefit Value") in the proportion that the withdrawal, plus withdrawal charges, bears to the Contract Value. For example, if the Benefit Value is $100,000 and the Contract Value is $80,000, and a withdrawal, including withdrawal charges, of $20,000 is taken, the Benefit Value is then reduced to $75,000 as shown below:

      .  $20,000/$80,000 = 25% ratio of withdrawal to Contract Value;

      .  $100,000 X 25% = $25,000 of Benefit Value reduction;

      .  $100,000 Benefit Value -$25,000 = $75,000 remaining Benefit Value

9. Systematic Withdrawal Plan.

   We offer a Systematic Withdrawal Plan ("SWP") allowing you to pre-authorize periodic withdrawals during the Accumulation Period. You instruct us to withdraw a selected amount, or amounts based on your life expectancy, from the Dollar Cost Averaging Fixed Account, or from any of the Subaccounts on a monthly, quarterly, semi-annual or annual basis. You may select the day of the month on which the withdrawals will occur, other than the 29th, 30th, or 31st of the month. The SWP is available when you request a minimum $100 periodic payment. If the amounts distributed under the SWP from the Dollar Cost Averaging Fixed Account and the Subaccounts exceed the partial free withdrawal amount, the withdrawal charge is applied on any amounts exceeding the partial free withdrawal amount. Withdrawals taken under the SWP may be subject to the 10% tax penalty on early withdrawals and to income taxes and withholding. If you are interested in SWP, you may obtain an application and information concerning this program and its restrictions from us or your agent. We give 30 days notice if we amend the SWP, and you may terminate the SWP at any time.

10. Contract Loans.

   The Owner of a Contract issued as a tax sheltered annuity under Section 403(b) of the Internal Revenue Code of 1986 ("Code") or with a qualified plan under Code Section 401, may request a loan (if permitted by the qualified plan) any time during the Accumulation Period. The requirements and limitations governing the availability of loans, including the maximum amount that a participant may take as a loan, are subject to the rules in the Code, IRS regulations, and our procedures in effect at the time a loan is made. In the case of loans made under Contracts which are subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), additional requirements and limitations will apply such as those under the terms of the plan, Department of Labor regulations and ERISA. Because the rules governing loans under section 403(b) contracts and ERISA qualified plans are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply. For loans subject to ERISA, you also may wish to consult your plan administrator.

   Federal tax law requires loans to be repaid in a certain manner and over a certain period of time. For example, loans generally are required to be repaid within five years (except in cases where the loan was used to acquire the principal residence of the plan participant), with repayments made at least quarterly and in substantially level amortized payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse income tax consequences to you.

   Interest will be charged on your loan amount. If your Contract is not subject to ERISA, the interest rate is 5.50%. If your Contract is subject to ERISA, the interest rate is based on Moody's Corporate Bond Yield Average--Monthly Average Corporates (rounded to the nearest 0.25%). While a loan is outstanding, the value securing the loan will earn interest at the daily equivalent of the annual loan interest rate reduced by not more than 2.5%.

   If there is an outstanding loan balance when the Contract is surrendered or annuitized, or when a death benefit is paid, the amount payable will be reduced by the amount of the loan outstanding plus accrued interest. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the investment accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable. If investment results are greater than the rate being credited on amounts held in your loan account while your loan is unpaid, your Contract Value will not increase as rapidly as it would have if no loan were unpaid. If investment results are below that rate, your Contract Value will be greater than it would have been had no loan been outstanding.

11. Death Benefit.

   If you die on or after the oldest Owner's 80th birthday, the death benefit is Contract Value.

   If you die before the oldest Owner is 80 years old, we will pay to the Beneficiary the greatest of the following:

      (1) Contract Value;

      (2) The Purchase Payment Death Benefit, described below; and

      (3) The Step-Up Death Benefit, described below.

   The Purchase Payment Death Benefit is the sum of all Purchase Payments, less premium taxes, reduced by all adjustments for withdrawals.

   The Step-Up Death Benefit on the Issue Date is equal to the initial Purchase Payment less premium taxes. After the Issue Date and prior to the first Contract Anniversary, the Step-Up Death Benefit is equal to the Purchase Payment Death Benefit. On the first Contract Anniversary, the Step-Up Death Benefit is equal to the greater of:

      (1) the Purchase Payment Death Benefit; and

      (2) the Contract Value as of the first Contract Anniversary.

   On each subsequent Contract Anniversary, prior to Age 80 of the oldest Owner, the Step-Up Death Benefit equals the greater of (1) and (2) below:

      (1) Contract Value; or

      (2) The Step-Up Death Benefit on the prior Contract Anniversary plus:

          a) any Purchase Payments less premium taxes since the prior Contract Anniversary; and less

          b) the amounts of all adjustments for withdrawals since the prior Contract Anniversary.

Adjustments for Withdrawals and Withdrawal Charges (Purchase Payment Death Benefit and Step-Up Death Benefit)

   Withdrawals and withdrawal charges will reduce the Purchase Payment Death Benefit and Step-Up Death Benefit on a pro rata basis. (See "Withdrawals During the Accumulation Period.") For each withdrawal, we make an adjustment equal to
(1) divided by (2), with the result multiplied by (3) where:

      (1) is the withdrawal and any withdrawal charge amounts,

      (2) is the Contract Value immediately prior to the withdrawal, and

      (3) is the value of the Purchase Payment Death Benefit or the Step-Up Death Benefit (whichever is applicable) immediately prior to the withdrawal.

Payment of Death Benefit

   The applicable death benefit will be paid to the designated Beneficiary upon the death of the Owner during the Accumulation Period. Upon the death of a joint Owner during the Accumulation Period, a death benefit will be paid to the surviving joint Owner.

   If the Owner is not a natural person, we will pay the death benefit upon the death of an Annuitant. We will pay the death benefit to the Beneficiary after we receive due proof of death, the return of the Contract and such other information we may require to process the death benefit. We will then have no further obligation under the Contract.

   We compute the Contract Value and the Purchase Payment Death Benefit as of the end of the Valuation Period following our receipt of due proof of death, the return of the Contract and such other information we may require to process the death benefit. We compute the Step-Up Death Benefit as of the date of death. The proof may be a certified death certificate or any other written proof satisfactory to us.

   The death benefit may be paid in a lump sum. This sum may be deferred for up to five years from the date of death. Instead of a lump sum payment, the Beneficiary may elect to have the death benefit distributed as stated in Annuity Option 1, provided that the Beneficiary's life expectancy is not less than 10 years; or Annuity Option 2 or 3 based upon the life expectancy of the Beneficiary as prescribed by federal tax regulations. The Beneficiary must make this choice within 60 days of the time we receive due proof of death, and distribution must commence within one year of the date of death.

   If the Beneficiary is not a natural person, the Beneficiary must elect that the entire death benefit be distributed within five years of your death. Distribution of the death benefit must start within one year after your death. It may start later if prescribed by federal regulations.

   If the Contract was issued as a Non-Qualified Plan Contract, an IRA or Roth IRA and your spouse is the only primary Beneficiary when you die, your surviving spouse may elect to be the successor Owner of the Contract by completing the spousal continuation section of the claim form submitted with due proof of your death. Your surviving spouse will become the Annuitant if no Annuitant is living at the time of your death. If your surviving spouse elects to become the successor Owner of the Contract on your death, thereby waiving claim to the death benefit otherwise payable, a death benefit will not be paid on your death. The Contract Value will be adjusted to equal the death benefit amount otherwise payable, subject to the following:

      . The difference, if any, between the death benefit otherwise payable and the Contract Value one day prior to the date of continuance will be credited to the Money Market Subaccount. The successor Owner may subsequently transfer this amount from the Money Market Subaccount to other investment options under the Contract.

      . Upon the death of your surviving spouse before the Annuity Date, the amount of the death benefit payable will be determined as if: (1) the Contract was issued on the date of continuance; and (2) the Contract Value on the date of continuance resulted from receipt of an initial Purchase Payment in that amount.

      . Withdrawal charges, if any, will be limited to withdrawals of Purchase Payments made after the date of continuance.

      . We may make certain riders available to your surviving spouse at the time of continuance.

      . Any subsequent spouse of the surviving spouse Beneficiary will not be entitled to continue the Contract upon the death of the surviving spouse Beneficiary.

                         CONTRACT CHARGES AND EXPENSES

   We deduct the following charges and expenses:

      .  Mortality and expense risk charge,

      .  Administrative charge,

      .  withdrawal charge, and

      .  Commutation charge, if applicable.

   Subject to certain expense limitations, you indirectly bear investment management fees and other Portfolio expenses.

1. Mortality and Expense Risk Charge.

   We assess each Subaccount a daily asset charge for mortality and expense risks at a rate of 1.70% per year. Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses we incur.

   The mortality risk we assume arises from two contractual obligations. First, if you die before the Annuity Date, we may, in some cases, pay more than Contract Value. (See "Death Benefit" above.) Second, when Annuity Options involving life contingencies are selected, we assume the risk that Annuitants will live beyond actuarial life expectancies.

   We also assume an expense risk. Actual expenses of administering the Contracts may exceed the amounts we recover from the administrative cost portion of the daily asset charge.

2. Administrative Charge.

   We assess each Subaccount a daily asset charge for administrative costs at a rate of 0.15% per year. This charge reimburses us for expenses incurred for administering the Contracts. These expenses include processing Owner inquiries, changes in allocations, Owner reports, Contract maintenance costs, and data processing costs. The administrative charge covers the average anticipated administrative expenses incurred while the Contracts are in force. There is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular Contract.

3. Withdrawal Charge.

   We do not deduct a sales charge from any Purchase Payment. However, we charge the withdrawal charge on certain surrenders, partial withdrawals, and annuitizations. The withdrawal charge (a contingent deferred sales charge) covers Contract sales expenses, including commissions and other promotional and acquisition expenses. Unrecovered distribution expenses may be recovered from our general assets, including proceeds from other Contract charges.

   Earnings are withdrawn first from Contract Value and are not subject to withdrawal charges. Earnings are the positive difference, if any, between Contract Value at the end of the Valuation Period prior to giving effect to any transactions during that Valuation Period and remaining Purchase Payments as of the prior Valuation Period. On the Issue Date, the remaining Purchase Payments are equal to Purchase Payments made to the Contract. This amount is increased by subsequent Purchase Payments. Any withdrawals in excess of earnings will reduce remaining Purchase Payments. Remaining Purchase Payments are reduced in the order received.

   Each Contract Year, you may withdraw an amount of Contract Value equal to the greatest of the following from the Contract, without incurring a withdrawal charge ("partial free withdrawal"):

      . earnings, plus remaining Purchase Payments no longer subject to a withdrawal charge;

      . 10% of the sum of Contract Value on the date of the withdrawal and partial withdrawals and withdrawal charges during the current Contract Year, minus partial withdrawals made during the Contract Year that were not subject to withdrawal charges; and

      . 10% of remaining Purchase Payments, minus partial withdrawals and withdrawal charges during the current Contract Year.

   If you withdraw an amount of Contract Value that exceeds the partial free withdrawal amount, the excess remaining Purchase Payments withdrawn are subject to a withdrawal charge. We calculate withdrawal charges as a percentage of remaining Purchase Payments withdrawn, as follows:

                                              Withdrawal Charge
                                              as a Percentage of
                   Years Elapsed since Date   Remaining Purchase
                Purchase Payment was Received Payments Withdrawn
                ----------------------------- ------------------
                  Less than one..............        5.0%
                  One but less than two......        4.0%
                  Two but less than three....        3.0%
                  Three but less than four...        3.0%
                  Four but less than five....        2.0%
                  Five but less than six.....        1.0%
                  Six and thereafter.........        0.0%

   In calculating the withdrawal charge, remaining Purchase Payments are deemed withdrawn in the order received. For purposes of the above schedule, a year begins on the date each Purchase Payment is made and lapses one year after the Purchase Payment is made.

   When a withdrawal is requested, you receive a check in the amount requested. If a withdrawal charge applies, Contract Value is reduced by the withdrawal charge, plus the dollar amount sent to you.

   As the withdrawal charges schedule is based on the year in which each Purchase Payment is made, you may be subject to a withdrawal charge, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawals During the Accumulation Period.")

   Subject to certain exceptions and state approvals, withdrawal charges are not assessed on withdrawals:

      .  that constitute required minimum distributions from Contract Value;

      . upon annuitization after the second Contract Anniversary when you elect an Annuity Option that provides either an income benefit period of no less than 10 years or a benefit under which payment is contingent on the life of the Annuitant(s);

      . after you have been confined in a qualifying hospital or skilled care facility, provided the following conditions are satisfied:

       . you are continuously confined for a period of 90 days or more in a hospital or skilled care facility;

       . we receive your request for withdrawal either during the period of confinement or no more than 45 days following your discharge from a hospital or skilled care facility;

       .  your confinement begins prior to the oldest Owner's 75th birthday;

       .  your confinement begins on or after the second Contract Anniversary;
          and

       . your confinement was not due to substance abuse, or mental or personality disorder without a demonstrable organic disease. (See your extended care waiver Contract endorsement for additional applicable terms, conditions and restrictions.)

      . after you have become disabled under a qualifying disability, provided the following conditions are satisfied:

       .  your disability begins prior to the oldest Owner's 66th birthday;

       .  your disability begins on or after the second Contract Anniversary;
          and

       . your disability was not due to substance abuse, or mental or personality disorder without a demonstrable organic disease. (See your disability waiver Contract endorsement for additional applicable terms, conditions and restrictions.)

   We reserve the right to reduce or waive the withdrawal charge. See "7. Exceptions", below.

4. Commutation Charge.

   The commutation charge applies during the Annuity Period. The charge equals the difference between the present value of any remaining payments in a certain period (as of the date of calculation) calculated using:

      A. For a Fixed Annuity Option, (i) a discount rate that is equal to the rate assumed in calculating the initial income payment and (ii) the greater of: (a) the ten year treasury constant maturity plus 3%; and (b) the rate used to determine the initial payment plus 2%, and

      B. For a Variable Annuity Option, (i) a discount rate that is equal to the assumed investment rate used to determine the initial annuity payment and (ii) the assumed investment rate plus 2%.

   The commutation charge applies to the calculation of lump sum payments with respect to any remaining periodic payments in the certain period under Annuity Options 1, 3 and 5 upon the death of an Annuitant during the Annuity Period or in commutation of remaining annuity payments under those options. The commutation charge reflects the use of a higher interest rate to determine the commutation amount than the interest rate used to determine the initial annuity payment.

5. Investment Management Fees and Other Expenses.

   Each Portfolio's net asset value reflects the deduction of investment management fees and certain general operating expenses. Subject to limitations, you indirectly bear these fees and expenses. Further detail is provided in the attached prospectuses for the Portfolios and the Funds' statements of additional information.

6. State Premium Taxes.

   Certain state and local governments impose a premium tax ranging from 0% to 3.5% of Purchase Payments. If we pay state premium taxes, we will deduct the amount paid from:

      .  Purchase Payments when we receive them,

      .  Contract Value upon total withdrawal, or

      .  Contract Value upon annuitization.

   In no event will an amount be deducted for premium taxes before we have incurred a tax liability under applicable state law. See "Appendix A--State Premium Tax Chart" in the Statement of Additional Information.

7. Exceptions.

   We may decrease the mortality and expense risk charge and the administration charge without notice. However, we guarantee that we will not increase the charges above the amounts listed on your Contract Schedule. We bear the risk that those charges will not cover our costs. On the other hand, should the charges exceed our costs, we will not refund any charges. Any profit is available for corporate purposes including, among other things, payment of distribution expenses.

   We may also reduce or waive fees and charges, including but not limited to, the withdrawal charge, mortality and expense risk charge and administrative charge, for certain sales that may result in cost savings, such as those where we incur lower sales expenses or perform fewer services because of economies due to the size of a group, the average contribution per participant, or the use of mass enrollment procedures. We may also reduce or waive fees and charges and/or credit additional amounts on Contracts issued to:

      . employees and registered representatives (and their families) of broker-dealers (or their affiliated financial institutions) that have entered into selling group agreements or distribution agreements with Investors Brokerage Services, Inc. ("IBS"); and

      . officers, directors and employees (and their families) of FKLA or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons.

   Reductions in these fees and charges will not unfairly discriminate against any Owner.

                              THE ANNUITY PERIOD

   Annuity payments to you or your designated payee begin on the Annuity Date under the selected Annuity Option. The Annuity Date must be at least two years after the Issue Date and may not be after the later of the Contract Anniversary following the 90th birthday of the oldest Owner or Annuitant initially designated or the 10th Contract Anniversary. Annuitization may be delayed beyond the Annuity Date if we are making systematic withdrawals based on your life expectancy. In this case, annuitization begins when life expectancy withdrawals are stopped. You may write to us prior to the distribution of a death benefit or the first annuity payment date to request a change of the Annuity Date.

1. Election of an Annuity Option.

   Contracts may be annuitized under one of several Annuity Options. We must receive an election of an Annuity Option in writing. You may make an election on or before the Annuity Date provided the Annuitant is alive. The Beneficiary, subject to the terms of the death benefit provision, may elect to have the death benefit amount remain with us under one of the Annuity Options. An election may be revoked by a subsequent change of Beneficiary or an assignment of the Contract unless the assignment provides otherwise. Once elected, an Annuity Option cannot be changed after the first annuity payment is made.

   If an Annuity Option is not elected on or before the Annuity Date, an annuity will be paid for a certain period of 10 years and for as long thereafter as the Annuitant (or joint Annuitant) is alive.

   You may elect annuity payments to be made as a Fixed Annuity or Variable Annuity or a combination. We must receive your election at least seven days prior to the Annuity Date. If we do not receive an election from you, the Dollar Cost Averaging Fixed Account Contract Value, less any withdrawal charge and charges for other benefits, will be used to determine the Fixed Annuity monthly payment, and the Separate Account Contract Value at the end of the Valuation Period immediately preceding the Annuity Date, less any withdrawal charge and charges for other benefits, will be used to determine the first monthly Variable Annuity payment. Allocations will not be changed thereafter, except as permitted in the "Transfers Between Subaccounts" provision of the Contract.

2. Annuity Payments.

   Payments for all Annuity Options are derived from the applicable tables. Current annuity rates will be used if they produce greater payments than those quoted in the Contract. The "Age" in the tables represents the age of the Annuitant on the last birthday before the first annuity payment is due.

   The guaranteed monthly payments are based on an interest rate of 2.5% per year, and where mortality is involved, the 2000 individual annuity mortality table developed by the Society of Actuaries, projected using Scale G to the Year 2015. We may also make available Variable Annuity payment options based on assumed rates other than 2.5%, but not greater than 5.00%.

   The Annuity Option selected must result in a payment that is at least equal to our minimum payment, according to our rules, at the time the Annuity Option is chosen. If at any time the payments are less than our minimum payment, we have the right to increase the period between payments to quarterly, semi-annual or annual so that the payment is at least equal to the minimum payment or to make payment in one lump sum.

   The amount of periodic annuity payments may depend upon:

      .  the Annuity Option selected;

      .  the age and sex of the Annuitant; and

      .  the investment experience of the selected Subaccount(s).

   The age of the Annuitant influences the amount of periodic annuity payments because an older Annuitant is expected to have a shorter life span, resulting in larger payments. The sex of the Annuitant influences the amount of periodic payments because females generally live longer than males, resulting in smaller payments for females, than males of the same age.

   Annuity payments are made to the Owner or to the person designated in writing by the Owner to receive payment.

3. Annuity Options.

   You may elect one of the following Annuity Options.

Annuity Option 1--Certain Period Annuity.

   Option 1 provides that we will make monthly annuity payments for a certain period of 10 years.

Annuity Option 2--Life Annuity.

   Option 2 provides that we will make monthly annuity payments over the lifetime of the Annuitant.

Annuity Option 3--Life Annuity with Installments Guaranteed.

   Option 3 provides that we will make monthly annuity payments for a certain period of 10 years and thereafter over the lifetime of the Annuitant.

Annuity Option 4--Joint and Survivor Annuity.

   Option 4 provides that we will pay the full monthly annuity payment while both Annuitants are alive. Upon the death of either Annuitant, we will continue to pay over the lifetime of the surviving Annuitant a percentage of the original monthly annuity payment. The percentage payable after the death of the first

Annuitant must be selected at the time the Annuity Option is chosen. The percentages available to the surviving Annuitant are 50%, 66 2/3%, 75% and 100%.

Annuity Option 5--Joint and Survivor Life Annuity with Installments Guaranteed.

   Option 5 provides that we will make full monthly annuity payments for a certain period of 10 years and thereafter while both Annuitants are alive. Upon the death of either Annuitant, we will continue to pay over the lifetime of the surviving Annuitant a percentage of the original monthly annuity payment. The percentage payable after the death of the first Annuitant must be selected at the time the Annuity Option is chosen. The percentages available to the surviving Annuitant are 50%, 66 2/3%, 75% and 100%.

Other Annuity Options--We may make other Annuity Options available.

   A supplementary agreement will be issued to reflect payments that will be made under an Annuity Option. Interest under an Annuity Option will start to accrue on the effective date of the supplementary agreement.

4. Transfers and Conversions During the Annuity Period.

   During the Annuity Period, you may elect to make the following transfers and conversions. Any election must be in writing in a form satisfactory to us. We reserve the right at any time and without notice to any party to terminate, suspend or modify these transfer and conversion privileges.

Transfers Between Subaccounts

   A transfer may be made from one Subaccount to another Subaccount, subject to the following limitations:

      . Transfers to a Subaccount are prohibited during the first year of the Annuity Period, and subsequent transfers are limited to one per year.

      .  You may not have more than three Subaccounts after the transfer.

      . The amount transferred must equal at least $5,000 of Annuity Unit value and at least $5,000 of Annuity Unit value must remain in the account from which the transfer is made, unless the transfer will eliminate the account.

      . No transfers may be made during the seven days before an annuity payment date. Any transfer request received during such a period will not be processed unless resubmitted and received after the annuity payment date.

   When a transfer is made between Subaccounts, the number of Annuity Units per annuity payment attributable to a Subaccount to which the transfer is made is equal to a. multiplied by b. divided by c. where:

      a. is the number of Annuity Units per annuity payment in the Subaccount from which the transfer is being made;

      b. is the Annuity Unit value for the Subaccount from which the transfer is being made; and

      c. is the Annuity Unit value for the Subaccount to which the transfer is being made.

Conversions From a Fixed Annuity Payment

   You may convert Fixed Annuity payments to Variable Annuity payments subject to the following:

      . at least $30,000 of annuity reserve value must be transferred from our General Account unless the transfer will eliminate the full amount of the annuity reserve value;

      . at least $30,000 of annuity reserve value must remain in our General Account after a transfer unless the transfer will eliminate the annuity reserve value;

      . conversions from a Fixed Annuity payment are available only on an anniversary of the Annuity Date; and

      .  we must receive notice at least 30 days prior to the anniversary.

   When a conversion is made from Fixed Annuity payment to Variable Annuity payment, the number of Annuity Units per annuity payment attributable to a Subaccount to which the conversion is made is equal to a. divided by b. divided by c. where:

      a. is the annuity reserve being transferred from our General Account;

      b. is the Annuity Unit value for the Subaccount to which the transfer is being made; and

      c. is the present value of $1.00 per payment period using the attained age(s) of the Annuitant(s) and any remaining payments that may be due at the time of the transfer.

Conversions To a Fixed Annuity Payment

   You may convert Variable Annuity payments to Fixed Annuity payments subject to the following:

      . conversions to a Fixed Annuity payment will be applied under the same Annuity Option as originally selected;

      . at least $30,000 of Annuity Unit value must be transferred to our General Account from the Subaccounts;

      . at least $5,000 of Annuity Unit value must remain in a Subaccount after a transfer unless the transfer will eliminate your interest in the Subaccount;

      . conversions to a Fixed Annuity payment are available only on an anniversary of the Annuity Date; and

      .  we must receive notice at least 30 days prior to the anniversary.

   When a conversion is made from a Variable Annuity payment to a Fixed Annuity payment, the number of Annuity Units per payment attributable to a Subaccount from which the conversion is made is the product of a. multiplied by b. multiplied by c. where:

      a. is the number of Annuity Units representing the interest in such Subaccount per annuity payment;

      b. is the Annuity Unit value for such Subaccount; and

      c. is the present value of $1.00 per payment period using the attained age(s) of the Annuitant(s) and any remaining payments that may be due at the time of the transfer.

5. Annuity Unit Value.

   The Annuity Unit value for each Subaccount is determined at the end of a Valuation Period by multiplying the result of a. times b. by c. where:

      a. is the Annuity Unit value for the immediately preceding Valuation
   Period;


      b. is the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated; and

      c. is the interest factor of .99993235 per calendar day of the subsequent Valuation Period to offset the effect of the assumed rate of 2.5% per year used in the Annuity Option Table in your Contract. We may also make available Annuity Options based on assumed investment rates other than 2.5%.

   The net investment factor for a Subaccount for any Valuation Period is:

      . the Subaccount's Accumulation Unit value at the end of the current Valuation Period; divided by

      . the Subaccount's Accumulation Unit value at the end of the preceding Valuation Period.

6. First Periodic Payment Under a Variable Annuity.

   To determine the first payment under a Variable Annuity, the Separate Account Contract Value, at the end of the Valuation Period preceding the Valuation Period that includes the date on which the first annuity payment is due, is first reduced by any applicable:

      .  withdrawal charge;

      .  charges for other benefits; and

      .  any premium taxes that apply.

   The remaining value will then be used to determine the first monthly annuity payment which is based on the guaranteed annuity option shown in the Annuity Option Table in your Contract. You may elect any option available.

7. Subsequent Periodic Payments Under a Variable Annuity.

   The dollar amount of subsequent annuity payments may increase or decrease depending on the investment experience of each Subaccount. A 2.5% per annum rate of net investment earnings is assumed by the Contract's annuity tables. If the actual net investment earnings rate exceeds 2.5% per annum, payments increase accordingly. Conversely, if the actual rate is less than 2.5% per annum, annuity payments decrease. The number of Annuity Units per annuity payment will remain fixed for each Subaccount unless a transfer is made in which case, the number of Annuity Units per annuity payment will change.

   The number of Annuity Units for each Subaccount is calculated by dividing a. by b. where:

      a. is the amount of the monthly payment that can be attributed to that Subaccount; and

      b. is the Annuity Unit value for that Subaccount at the end of the Valuation Period. The Valuation Period includes the date on which the payment is made.

   After the first annuity payment, subsequent monthly annuity payments are calculated by adding, for each Subaccount, the product of a. times b. where:

      a. is the number of Annuity Units per annuity payment in each Subaccount; and

      b. is the Annuity Unit value for that Subaccount at the end of the Valuation Period. The Valuation Period includes the date on which the payment is made.

   After the first annuity payment, we guarantee that the dollar amount of each subsequent annuity payment will not be adversely affected by changes in mortality experience or actual expenses from the mortality and expense assumptions on which we based the first payment.

8. Periodic Payments Under a Fixed Annuity.

   To determine payments under a Fixed Annuity, the portion of the Contract Value on the first day preceding the date on which the first annuity payment is due, is first reduced by any withdrawal charge, charges for other benefits and premium taxes that apply. The remaining value will then be used to determine the Fixed Annuity monthly payment in accordance with the Annuity Option selected.

9. Death of Annuitant or Owner.

   If the Annuitant dies, we will automatically continue any unpaid installments for the remainder of the certain period under Annuity Options 1, 3 or 5. If the Owner elects, we will pay a lump sum payment of the present value of the remaining payments in the certain period. The election to receive the lump sum payment must be made within 60 days of our receipt of due proof of death of the Annuitant or joint Annuitants. The present value of the remaining payments in the certain period will be calculated based on the applicable interest rate.

   For a Fixed Annuity Option, the applicable interest rate is the greater of:

      a. the ten year Treasury constant maturity plus 3%; and

      b. the rate used to determine the initial payment plus 2%.

   For a Variable Annuity Option, the applicable interest rate is the assumed investment rate plus 2%.

   The amount of each payment for purposes of determining the present value of any variable installments will be determined by applying the Annuity Unit value next determined following our receipt of due proof of death.

   If Annuity Option 2 is elected, annuity payments terminate automatically and immediately upon the Annuitant's death without regard to the number or total amount of payments made. Thus, it is possible that only one payment will be received if death occurred prior to the date the second payment was due.

   Under Annuity Option 4, annuity payments terminate automatically and immediately upon the surviving Annuitant's death without regard to the number or total amount of payments received.

   If an Owner, who is not also an Annuitant, dies after the Annuity Date, the following provisions apply:

      . If the Owner was the sole owner, the remaining annuity payments will be payable to the Beneficiary in accordance with the provisions described above. The Beneficiary will become the Owner of the Contract.

      . If the Contract has joint Owners, the annuity payments will be payable to the surviving joint Owner in accordance with the provisions described above. Upon the death of the surviving joint Owner, the Beneficiary becomes the Owner.

10. Protection of Benefits.

   Unless otherwise provided in the supplementary agreement, the Owner may not commute, anticipate, assign, alienate or otherwise hinder the receipt of any annuity payment. Further, the proceeds of the Contract and any payment under an Annuity Option will be exempt from the claim of creditors and from legal process to the extent permitted by law.

11. Age, Gender and Survival.

   We may require satisfactory evidence of the age, gender and the continued survival of any person on whose life the income is based.

   If the Annuitant's age or gender has been misstated, the amount payable under the Contract will be calculated as if those Purchase Payments sent to us had been made at the correct age or gender. Interest not to exceed 6% compounded each year will be charged to any overpayment or credited to any underpayment against future payments we may make under the Contract.

12. Commutable Annuitization Option.

   For annuitizations under Fixed or Variable Annuity Options 1, 3 or 5, the Owner may elect a commutable annuitization option. Variable Annuity Option 1 is always commutable. As to other Annuity Options, you may choose to receive a lump sum payment during the certain period. Lump sum payments are available beginning 13 months after the Annuity Date and may be elected once each year.

   If your Contract was issued under a qualified plan, you may withdraw all or a portion of the present value of the remaining payments during the certain period. If your Contract was not issued under a qualified plan, over the life of the Contract you may withdraw up to 75% of the present value of the remaining payments in the certain period. We apply this limit as follows: each time you withdraw a lump sum payment, we will calculate the percentage that amount represents of the present value of the remaining payments in the certain period; you may not withdraw an additional lump sum payment if the sum of those percentages over the life of the Contract would exceed 75%.

   If you take a partial lump sum payment, the remaining payments during the certain period will be reduced based on the ratio of the amount of the lump sum to the present value of the remaining payments in the certain period prior to the withdrawal. Under Options 3 and 5, if the Annuitant is living after the period certain ends, payments will resume without regard to any lump sum payment made during the certain period.

   In determining the amount of the lump sum payment that is available, the present value of the remaining payments in the certain period will be calculated based on the applicable interest rate. For a Fixed Annuity Option, the applicable interest rate is the greater of:

      a. the ten year treasury constant maturity plus 3%; and

      b. the rate used to determine the initial annuity payment plus 2%.

   For a Variable Annuity Option, the applicable interest rate is the assumed interest rate plus 2%.

   The amount of each payment for purposes of determining the present value of any variable installments will be the payment next scheduled after the request for commutation is received.

                             FEDERAL INCOME TAXES

A. INTRODUCTION.

   This discussion is not exhaustive and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

   This discussion does not address state or local tax consequences, nor federal estate or gift tax consequences, associated with buying a Contract. In addition, we make no guarantee regarding any tax treatment--federal, state, or local--of any Contract or of any transaction involving a Contract.

B. OUR TAX STATUS.

   We are taxed as a life insurance company and the operations of the Separate Account are treated as a part of our total operations. The Separate Account is not separately taxed as a "regulated investment company." Investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Contract. We do not anticipate that we will incur federal income tax liability attributable to the income and gains of the Separate Account, and therefore we do not intend to provide for these taxes. If we are taxed on investment income or capital gains of the Separate Account, then we may impose a charge against the Separate Account to provide for these taxes.

C. TAXATION OF ANNUITIES IN GENERAL.

1. Tax Deferral During Accumulation Period.

   Under the Code, except as described below, increases in the Contract Value of a Non-Qualified Plan Contract are generally not taxable to you or the Annuitant until received as annuity payments or otherwise distributed. However, certain requirements must be satisfied for this general rule to apply, including:

      .  the Contract must be owned by an individual,

      .  Separate Account investments must be "adequately diversified",

      . we, rather than you, must be considered the owner of Separate Account assets for federal tax purposes, and

      . annuity payments must appropriately amortize Purchase Payments and Contract earnings.

   Non-Natural Owner. As a general rule, deferred annuity contracts held by "non-natural persons," such as corporations, trusts or similar entities, are not annuity contracts for federal income tax purposes. The investment income on these contracts is taxed each year as ordinary income received or accrued by the non-natural owner. There are exceptions to this general rule for non-natural owners. Contracts are generally treated as held by a natural person if the nominal owner is a trust or other entity holding the contract as an agent for a natural person. However, this special exception does not apply to an employer who is the nominal owner of a contract under a non-qualified deferred compensation plan for its employees.

   Additional exceptions to this rule include:

      .  certain Contracts acquired by a decedent's estate,

      .  certain Qualified Plan Contracts,

      .  certain Contracts used with structured settlement agreements, and

      . certain Contracts purchased with a single premium when the annuity starting date is no later than one year from contract purchase and substantially equal periodic payments are made at least annually.

   Diversification Requirements. For a contract to be treated as an annuity for federal income tax purposes, separate account investments must be "adequately diversified". The Treasury Secretary issued regulations prescribing standards for adequately diversifying separate account investments. If the Separate Account failed to comply with these diversification standards, the Contract would not be treated as an annuity contract for federal income tax purposes and the owner would generally be taxed on the difference between the Contract Value and the Purchase Payments.

   Although we do not control Fund investments, we expect that each Portfolio of the Funds will comply with these regulations so that each Subaccount of the Separate Account will be considered "adequately diversified."

   Ownership Treatment. In certain circumstances, a variable annuity contract owner may be considered the owner of the assets of the separate account supporting the contract. In these circumstances, income and gains from separate account assets are includible in the owner's gross income. The Internal Revenue Service ("IRS"), in published rulings, stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses the ability to exercise investment control over the assets. As of the date of this Prospectus, no comprehensive guidance has been issued by the IRS clarifying the circumstances when such investment control by a variable contract owner would exist. As a result, your right to allocate the Contract Value among the Subaccounts may cause you to be considered the owner of the assets of the Separate Account.

   We do not know what limits may be set forth in any guidance that the IRS may issue, or whether any such limits will apply to existing Contracts. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the Separate Account assets. However, there is no assurance that our efforts would be successful.

   Delayed Annuity Dates. If the Annuity Date occurs (or is scheduled to occur) when you have reached an advanced age, e.g., age 85, the Contract might not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in your income.

   The following discussion assumes that the Contract is treated as an annuity contract for tax purposes and that we are treated as the owner of Separate Account assets.

2. Taxation of Partial and Full Withdrawals from Non-Qualified Plan Contracts.

   Partial withdrawals from a Non-Qualified Plan Contract are includible in income to the extent the Contract Value exceeds the "investment in the contract." Full withdrawals are also includible in income to the extent they exceed the "investment in the contract." Investment in the contract equals the total of Purchase Payments minus amounts previously received from the Contract that were not includible in your income.

   Any assignment or pledge (or agreement to assign or pledge) of Contract Value is treated as a withdrawal. Investment in the contract is increased by the amount includible in income with respect to that assignment or pledge. If you transfer a contract interest, without adequate consideration, to someone other than your spouse (or to a former spouse incident to divorce), you will be taxed on the income on the contract. In this case, the transferee's investment in the contract is increased to reflect the increase in your income.

   The Contract's death benefit may exceed Purchase Payments or Contract Value. As described in this Prospectus, we impose certain charges with respect to the death benefit. It is possible that those charges (or some portion) could be treated as a partial withdrawal.

   There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax adviser should be consulted in those situations.

3. Taxation of Annuity Payments.

   Normally, the portion of each annuity payment taxable as income equals the payment minus the exclusion amount. The exclusion amount for variable annuity payments is the "investment in the contract" allocated to the variable annuity option and adjusted for any period certain or refund feature, divided by the number of payments expected to be made. The exclusion amount for fixed annuity payments is the payment times the ratio of the investment in the contract allocated to the fixed annuity option and adjusted for any period certain or refund feature, to the expected value of the fixed annuity payments.

   Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments stop because the Annuitant dies before the total amount of the investment in the contract is recovered, the unrecovered amount generally is allowed as a deduction to the Annuitant in the last taxable year.

   The Owner may elect to receive a lump sum payment after the Annuity Date. In the case of a Non-Qualified Plan Contract, we will treat a portion of such a lump sum payment as includible in income, and will determine the taxable portion of subsequent periodic payments by applying an exclusion ratio to the periodic payments. However, the federal income tax treatment of such a lump sum payment, and of the periodic payments made thereafter, is uncertain. It is possible the IRS could take a position that greater amounts are includible in income than we currently believe is the case. Prior to electing a lump sum payment after the Annuity Date, you should consult a tax adviser about the tax implications of making such an election.

4. Taxation of Death Benefits.

   Amounts may be distributed upon your or the Annuitant's death. Before the Annuity Date, death benefits are includible in income as follows:

      .  if distributed in a lump sum are taxed like a full withdrawal, or

      .  if distributed under an Annuity Option are taxed like annuity payments.

   After the Annuity Date, where a guaranteed period exists and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income and:

      . if received in a lump sum are includible in income to the extent they exceed the unrecovered investment in the contract, or

      . if distributed in accordance with the selected Annuity Option are fully excludable from income until the remaining investment in the contract is deemed to be recovered.

   Thereafter, all annuity payments are fully includible in income.

5. Penalty Tax on Premature Distributions.

   A 10% penalty tax applies to a taxable payment from a Non-Qualified Plan Contract unless:

      .  received on or after you reach age 59 1/2,

      .  attributable to your disability,

      . made to a Beneficiary after your death or, for non-natural Owners, after the primary Annuitant's death,

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and a designated beneficiary (within the meaning of the tax law),

      . made under a Contract purchased with a single premium when the annuity starting date is no later than one year from Contract purchase and substantially equal periodic payments are made at least annually, or

      .  made with annuities used with certain structured settlement agreements.

6. Aggregation of Contracts.

   The taxable amount of an annuity payment or withdrawal from a Non-Qualified Plan Contract may be determined by combining some or all of the Non-Qualified Plan Contracts you own. For example, if you purchase a Contract and also purchase an immediate annuity at approximately the same time, the IRS may treat the two contracts as one contract. Similarly, if a person transfers part of his interest in one annuity contract to purchase another annuity contract, the IRS might treat the two contracts as one contract. In addition, if you purchase two or more deferred annuity contracts from the same company (or its affiliates) during any calendar year, these contracts are treated as one contract. The effects of this aggregation are not always clear. However, it could affect the taxable amount of an annuity payment or withdrawal and the amount which might be subject to the 10% penalty tax.

7. Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons.

   For Contracts issued after June 8, 1997 to a non-natural owner, all or some portion of otherwise deductible interest may not be deductible by the owner. However, this interest deduction disallowance does not affect Contracts where the Owner is taxable each year on the investment income under the Contract.

Entities considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax adviser.

D. QUALIFIED PLANS.

   Qualified Plan Contracts are used with retirement plans which receive favorable tax treatment as Individual Retirement Annuities, Simplified Employee Pensions--IRAs, Simple IRAs, Roth Individual Retirement Annuities, tax sheltered annuities, and certain deferred compensation plans ("qualified plans"). Numerous special tax rules apply to qualified plans and to Qualified Plan Contracts. Therefore, we make no attempt to provide more than general information about use of Qualified Plan Contracts. Persons intending to use the Contract in connection with qualified plans should consult a tax adviser.

   Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Contract in a qualified plan, you should only consider the Contract's features other than tax deferral, including the availability of lifetime annuity payments and death benefit protection.

   The tax rules applicable to qualified plans vary according to the type, terms and conditions of the plan. For example, for both withdrawals and annuity payments under certain Qualified Plan Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Also, loans from Qualified Plan Contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, the number of allowable loans and the manner in which the loan must be repaid. (Owners should always consult their tax advisers and retirement plan fiduciaries prior to exercising their loan privileges.) Both the amount of the permitted contribution, and the corresponding deduction or exclusion, are limited under qualified plans. In Qualified Plan Contracts, the Owner and Annuitant generally are the same individual. The Owner may also designate a Joint Annuitant who becomes the Annuitant if the Annuitant dies prior to the Annuity Date. However, a Joint Annuitant may not be elected under a qualified plan. If a Joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a Joint Annuitant is named who is not the Annuitant's spouse, the annuity options may be limited, depending on the difference in their ages.

   Qualified Plan Contracts are subject to special rules specifying the time at which distributions must begin and the amount that must be distributed each year. In the case of Individual Retirement Annuities, distributions of minimum amounts must generally begin by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. An excise tax is imposed for failure to comply with the minimum distribution requirements. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution. The death benefit under your Contract may affect the amount of the minimum required distribution that must be taken from your Contract.

   If you elect to receive a lump sum payment of a portion of the annuity income payments, it is possible that the remaining annuity income payments will not satisfy the minimum distribution requirements. You should consult a tax adviser about the implications under the minimum distribution requirements of taking a lump sum payment.

   A 10% penalty tax may apply to the taxable amount of payments from Qualified Plan Contracts. For Individual Retirement Annuities, the penalty tax does not apply to a payment:

      .  received after you reach age 59 1/2,

      .  received after your death or because of your disability, or

      . made as a series of substantially equal periodic payments (at least annually) for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your designated Beneficiary.

   In addition, the penalty tax does not apply to certain distributions used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these exceptions. If you wish to take a distribution for these purposes you should consult your tax adviser. Other exceptions may apply.

   Qualified Plan Contracts are amended to conform to plan requirements. However, you are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, we are not bound by terms and conditions of qualified plans if they are inconsistent with the Contract.

1. Qualified Plan Types.

   We may issue Contracts for the following types of qualified plans.

   Individual Retirement Annuities. The Code permits eligible individuals to contribute to an individual retirement annuity known as an "IRA". The Code limits the amounts contributed, the persons eligible and the time when distributions start. Also, subject to direct rollover and mandatory withholding requirements, distributions from other types of qualified plans generally may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not fund a "Coverdell Education Savings Account" (formerly know as an "Education IRA").

   Simplified Employee Pensions (SEP-IRAs). The Code allows employers to establish simplified employee pension plans, using the employees' IRAs. Under these plans the employer may make limited deductible contributions on behalf of the employees to IRAs. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   SIMPLE IRAs. The Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. Employers and employees intending to use the Contract in connection with these plans should consult a tax adviser.

   Roth IRAs. The Code permits contributions to an IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in certain other respects including:

      .  Roth IRA contributions are never deductible,

      .  "qualified distributions" from a Roth IRA are excludable from income,

      .  mandatory distribution rules do not apply before death,

      . a rollover to a Roth IRA must be a "qualified rollover contribution," under the Code,

      .  special eligibility requirements apply, and

      . contributions to a Roth IRA can be made after the Owner has reached age 70 1/2.

   All or part of an IRA may be converted into a Roth IRA without taking an actual distribution. You may convert by notifying the IRA issuer or trustee. You must be eligible for a qualified rollover contribution to convert an IRA to a Roth IRA. A conversion typically results in the inclusion of some or all of the IRA value in gross income, except that the 10% penalty tax does not apply on the conversion. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

   Any "qualified distribution," as defined in Section 408A, from a Roth IRA is excludible from gross income. A qualified distribution includes a distribution made after you reach age 59 1/2, after your death, because of your disability, or made to a first-time homebuyer. A qualified distribution can only be made after the first five years after the year for which you (or your spouse) made a contribution to any Roth IRA established for your benefit.

   Corporate and Self-Employed ("H.R. 10" and "Keogh") Pension and Profit-Sharing Plans. The Code permits corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contracts in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such a death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in current taxable income to participants. Employers intending to use the Contract in connection with such plans should seek competent advice.

   Tax-Sheltered Annuities. Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. These annuity contracts are commonly referred to as "tax-sheltered annuities." If you purchase a Contract for such purposes, you should seek competent advice regarding eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the Contracts. In particular, you should consider that the Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to you. In addition, there are limitations on the amount of incidental benefits that may be provided under a tax-sheltered annuity.

   Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      . contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988,

      .  earnings on those contributions, and

      . earnings after December 31, 1988 on amounts attributable to salary reduction contributions held as of December 31, 1988.

   These amounts can be paid only if you have reached age 59 1/2, severed employment, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals generally do not apply to the extent you direct us to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account.) Additional restrictions may be imposed by the plan sponsor.

   Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. The Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the Contracts in connection with such plans should seek competent advice.

2. Direct Rollovers.

   If the Contract is used in connection with a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code or with an eligible government deferred compensation plan that is qualified under Section 457(b), any "government eligible rollover distribution" from the Contract will be subject to "direct rollover" and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from such a qualified retirement plan, excluding certain amounts such as:

      .  minimum distributions required under Section 401(a)(9) of the Code, and

      . certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments."

   Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, you cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if, instead of receiving the eligible rollover distribution, you elect to have it directly transferred to certain types of qualified retirement plans. Prior to receiving an eligible rollover distribution, a notice will be provided explaining generally the direct rollover and mandatory withholding requirements and how to avoid withholding by electing a direct rollover.

E. FEDERAL INCOME TAX WITHHOLDING.

   We withhold and send to the U.S. Government a part of the taxable portion of each distribution unless the payee notifies us before distribution of an available election not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates for the taxable portion of periodic annuity payments are the same as the withholding rates for wage payments. In addition, the withholding rate for the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. The withholding rate for eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

   The Contracts are sold by licensed insurance agents in those states where the Contract may be lawfully sold. The agents are also registered representatives of registered broker-dealers who are members of the National Association of Securities Dealers, Inc. Sales commissions may vary, but are expected to range from 0% to 5% of Purchase Payments. We may also pay continuing "trail" commissions that may vary, but are expected to range from 0% to 2%, as an annual percentage, on in-force Contract Values. In addition to commissions, we may pay additional promotional incentives, in the form of cash or other compensation, to selling broker-dealers. These incentives may be offered to certain licensed broker-dealers that sell or are expected to sell certain minimum amounts during specified time periods. The Contracts are distributed through the principal underwriter for the Separate Account:

                  Investors Brokerage Services, Inc. ("IBS")
                             1600 McConnor Parkway
                        Schaumburg, Illinois 60196-6801

   IBS is a wholly-owned subsidiary of Banc One Insurance Holdings, Inc., an affiliate of FKLA. IBS enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers having a selling group agreement with IBS authorizing the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different contract features, charges and investment options.

                                 VOTING RIGHTS

   Proxy materials in connection with any Fund shareholder meeting are delivered to each Owner with Subaccount interests invested in the Fund as of the record date. Proxy materials include a voting instruction form. We vote all Fund shares proportionately in accordance with instructions received from Owners. We will also vote any Fund shares attributed to amounts we have accumulated in the Subaccounts in the same proportion that Owners vote. A Fund is not required to hold annual shareholders' meetings. Funds hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

   Owners have voting rights in a Portfolio based upon the Owner's proportionate interest in the corresponding Subaccount as measured by units. During the Annuity Period, voting rights decrease as Annuity Units decrease.

                   REPORTS TO CONTRACT OWNERS AND INQUIRIES

   After each calendar quarter, we send you a statement showing Purchase Payments received, amounts credited to each Subaccount and to the Dollar Cost Averaging Fixed Account, investment experience, and charges made since the last report, as well as any other information required by statute. In addition, you receive written confirmation of financial transactions and credits when received. We will also send a current statement upon your request. We also send you annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which you invest and a list of the securities held by that Portfolio.

   You may direct inquiries to the selling agent or may call 1-800-621-5001 or write to Federal Kemper Life Assurance Company, Customer Service, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801.

                                 LEGAL MATTERS

   Legal matters with respect to our organization, our authority to issue annuity contracts and the validity of the Contract have been passed upon by Juanita Thomas, Vice President and Assistant General Counsel. Jorden Burt LLP, Washington, D.C., has advised us on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.

                            SPECIAL CONSIDERATIONS

   We reserve the right to amend the Contract to meet the requirements of federal or state laws or regulations. We will notify you in writing of these amendments.

   Your rights under a Contract may be assigned as provided by law. An assignment will not be binding upon us until we receive a written copy of the assignment. You are solely responsible for the validity or effect of any assignment. You, therefore, should consult a qualified tax adviser regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

   We are subject to the informational requirements of the Securities Exchange Act of 1934 and file reports and other information with the SEC. These reports and other information can be inspected and copied at the SEC's public reference facilities at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies also can be obtained from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

   We have filed registration statements (the "Registration Statements") relating to the Contracts with the SEC under the Securities Act of 1933. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements. These Registration Statements contain further information about us and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates, as mentioned above.

                               LEGAL PROCEEDINGS

   There are no material legal proceedings pending to which the Separate Account, FKLA or IBS is a party.

            TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

   The Statement of Additional Information, Table of Contents is: Services to the Separate Account; State Regulation; Experts; Financial Statements; Report of Independent Accountants; Statutory Financial Statements of FKLA, years ended December 31, 2002 and 2001; Report of Independent Accountants; Statutory Financial Statements of FKLA, years ended December 31, 2001 and 2000; and Appendix A State Premium Tax Chart. Please read the Statement of Additional Information in conjunction with this Prospectus.

                             FINANCIAL STATEMENTS

   Statutory financial statements of FKLA are included in the Statement of Additional Information. The statutory financial statements of FKLA should be considered primarily as bearing upon the ability of FKLA to meet its obligations under the Contracts. No financial statements for the Separate Account are included in the Statement of Additional Information. As of the date of the Statement of Additional Information, the Separate Account has not yet commenced operations, has no assets or liabilities and received no income nor incurred any expenses.

                                  APPENDIX A

   FEDERAL KEMPER LIFE ASSURANCE COMPANY FLEXIBLE PREMIUM FIXED AND VARIABLE
      DEFERRED ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

   This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of traditional Individual Retirement Annuities
(IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Except where otherwise indicated, IRA discussion includes Simplified Employee Pension IRAs (SEP IRAs). Further information can be obtained from Federal Kemper Life Assurance Company and from any district office of the Internal Revenue Service.

A. REVOCATION

   Within seven days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, write Federal Kemper Life Assurance Company, 1600 McConnor Parkway, Schaumburg, Illinois 60196-6801 or call 1-800-621-5001.

B. STATUTORY REQUIREMENTS

   This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

   1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

   2. The Contract must be nontransferable by the owner.

   3. The Contract must have flexible premiums.

   4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date) (see "Required Distributions"). However, Section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of
Section 401(a) of the Code, do not apply to Roth IRAs.

   If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a certain period not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the sole designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

   5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), all contributions to an IRA, Roth and SIMPLE IRA must be cash contributions which do not exceed certain limits.

   6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

   1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments to an IRA. In one, you transfer amounts from another IRA. With the other, you transfer amounts from a qualified plan under Section 401(a) of the

Code, a qualified annuity under Section 403(a) of the Code, a tax-sheltered annuity or custodial account under Section 403(b) of the Code, or a governmental plan under Section 457(b) of the Code (collectively referred to as "qualified employee benefit plans"). Tax-free rollovers can be made from a SIMPLE IRA or to a SIMPLE Individual Retirement Account under Section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA, or vice-versa, after a two-year period has expired since the individual first participated in a SIMPLE plan.

   2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances.

   3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

   4. A trustee-to-trustee transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

   5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA or qualified employee benefit plan or from a trustee-to-trustee transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA.

   6. A distribution that is eligible for rollover treatment from a qualified employee benefit plan will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

   1. In general, the amount you can contribute each year to an IRA is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older. The maximum annual contribution limit for IRA contributions is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for 2008. After 2008, the limit is indexed annually in $500 increments, except as otherwise provided by law. An individual who has attained age 50 may make additional "catch-up" IRA contributions. The maximum annual contribution limit for the individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

   2. In the case of a married couple filing a joint return, up to the maximum annual contribution can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $6,000 for the year.

   3. In the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

      a. The maximum annual contribution, or

      b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

   The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

   4. If either you or your spouse is an active participant in an employer-sponsored plan and have a certain level of income, the amount of the contribution to your IRA that is deductible is phased out, and in some cases eliminated. If you are an active participant in an employer-sponsored plan, the deductibility of your IRA contribution will be phased out, depending on your adjusted gross income, or combined adjusted gross income in the case of a joint tax return, as follows:

Joint Returns

                  Taxable year beginning in: Phase-out range
                  -------------------------- ----------------
                     2003................... $60,000-$ 70,000
                     2004................... $65,000-$ 75,000
                     2005................... $70,000-$ 80,000
                     2006................... $75,000-$ 85,000
                     2007 and thereafter.... $80,000-$100,000

                     Single Taxpayers
                  Taxable year beginning in: Phase-out range
                  -------------------------- ----------------
                     2003................... $40,000-$ 50,000
                     2004................... $45,000-$ 55,000
                     2005 and thereafter.... $50,000-$ 60,000

   The phase-out range for married individuals filing separately is $0-$10,000. If you file a joint tax return and are not an active participant in an employer-sponsored plan, but your spouse is, the amount of the deductible IRA contribution is phased out for adjusted gross income between $150,000 and $160,000.

   5. Contributions to your IRA for a year can be made at any time up to April 15 of the following year. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

   6. You cannot make a contribution other than a rollover or transfer contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP IRAs

   1. SEP IRA rules concerning eligibility and contributions are governed by Code Section 408(k). The maximum deductible contribution for a SEP IRA is the lesser of $40,000 (indexed for cost-of-living increases beginning after 2002) or 25% of compensation.

   2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor).

F. SIMPLE IRAs

   1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

   2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $8,000 for 2003, $9,000 for 2004, and $10,000 for 2005. After 2005, the limit is indexed annually, except as otherwise provided by law. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $200,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

   3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

   4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years have passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

   1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

   2. In general, taxable distributions are included in your gross income in the year you receive them.

   3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined generally by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

   4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

   You must start receiving minimum distributions required under the Contract and Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

   Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over your life or the lives of you and your designated beneficiary (within the meaning of Section 401(a)(9) of the Code), provided that, if installments are guaranteed, the guaranty period does not exceed the applicable life or joint life expectancy.

   The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary, determined as set forth in applicable federal income tax regulations.

   If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

   If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

   1. If your Contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of
Section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of Section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here.

   2. We will apply to the IRS for opinion letters approving annuities as Roth IRAs. Such approval will be a determination only on the form of the annuity, and will not represent a determination of the merits of the annuity.

   3. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your Contract after we obtain approval of the endorsement from the IRS and your state insurance department. We reserve the right to amend the Contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

   4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

   1. Generally, you are eligible to establish or make a contribution to your Roth IRA only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

   2. The maximum aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of (1) 100% of your compensation, or (2) the maximum annual contributions under Section 219(b) of the Code, including "catch-up" contributions for certain individuals age 50 and older (as discussed in section D, above).

   The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

      (a) the excess of (i) your adjusted gross income for the taxable year, over (ii) the "applicable dollar amount," bears to

      (b) $15,000 (or $10,000 if you are married).

   For this purpose, "adjusted gross income" is determined in accordance with
Section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

   A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

   1. Rollovers and Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under
Section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

   You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

   The rollover requirements of Section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. The failure to satisfy this 60-day requirement may be waived by the Internal Revenue Service in certain circumstances. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax-free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

   2. Taxation of Rollovers and Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under Section 408(d)(3) is tax-free.

   In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, Code
Section 72(t) (relating to the 10 percent penalty tax on premature distributions) will generally not apply unless the amounts rolled over or transferred are withdrawn within the five-year period beginning with the taxable year in which such contribution was made.

   3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

   4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

   A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

   UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISER BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

   5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax adviser if you intend to contribute rollover, transfer, or conversion amounts to your Contract, or if you intend to roll over or transfer amounts from your Contract to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

   1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain age 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (i.e., a qualified first-time homebuyer distribution under Section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or (2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

   2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under Section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed,
(a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

   An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

   1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

   2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

   There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the taxable amount. For premature distributions from a SIMPLE IRA made within the first two years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply generally:

      1. To amounts that are rolled over or transferred tax-free;

      2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of Code Section 72(m)(7);

      3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

      4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. IRA EXCISE TAX REPORTING

   Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

   If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note:
This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

   We will provide you with any reports required by the Internal Revenue
Service.

R. ESTATE TAX

   Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

   1. If on the enrollment application you indicated an allocation to a Subaccount or if you transfer Contract Value to a Subaccount, a daily charge of an amount which will equal an aggregate of 1.85% per annum will be assessed against Separate Account Contract Value.

   2. Withdrawal and early annuitization charges will be assessed based on the years elapsed since each Purchase Payment was received by FKLA. The charges are as follows: under 1 year, 5%; over 1 to 2 years, 4%; over 2 to 3 years, 3%; over 3 to 4 years, 3%; over 4 to 5 years, 2%; over 5 to 6 years, 1%; over 6 years and thereafter, 0%. These charges may not be assessed in certain situations.

   3. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value" for Separate Account Value.

   4. The growth in value of your Contract is neither guaranteed nor projected but is based on the investment experience of the Subaccounts or rates of interest as declared by Federal Kemper Life Assurance Company for Contract Value held in the Dollar Cost Averaging Fixed Account.